UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-04604

CREDIT SUISSE CAPITAL FUNDS
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

J. Kevin Gao, Esq. Credit Suisse Capital Funds Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2007 to April 30, 2008

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Semiannual Report

April 30, 2008
(unaudited)

■  CREDIT SUISSE
ABSOLUTE RETURN FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-927-2874 or by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Common Class and/or Advisor Class shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge but may be subject to an ongoing service and distribution fee of up to 0.50% of average daily net assets. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A, B or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of April 30, 2008; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Absolute Return Fund
Semiannual Investment Adviser's Report
April 30, 2008 (unaudited)

June 16, 2008

Dear Shareholder:

Performance Summary
11/01/07 – 04/30/08

Fund & Benchmark	Performance
Common[1]	(2.28)%
Class A1,2	(2.43)%
Class C1,2	(2.74)%
LIBOR + 350 bps[3]	4.19%
Merrill Lynch US Treasury Notes & Bonds 0-1 Year Index[4]	2.40%

Performance for the Fund's Class A and Class C shares is without the maximum sales charge of 4.00% and 1.00%, respectively.2

Market Review: The credit crunch has widespread repercussions

The six-month period ended April 30, 2008 was a volatile one for global equity markets. Heightened fears of a U.S. recession with possible stagflation and concerns of systemic risk in the financial system drove the increase in volatility.

The negative news began to flow in January with fears of credit downgrades for the monoline bond insurers, weak economic U.S. data, and the revelation of Societe Generale's rogue trader. The unwinding of Societe Generale's long positions and subsequent €4.9 billion loss was thought to be largely behind the sharp fall in global equity markets on January 21. Additionally, the U.S. Federal Reserve's 0.75% emergency rate cut helped sentiment, but many developed and emerging markets still suffered double digit falls in January.

Global equities staged a partial recovery through February, with a decoupling of the United States from the rest of the world. For example, in Europe, business surveys were surprisingly stronger than forecast, while in the United States, weakening consumer confidence was compounded by a softening labor market. Emerging markets and Asia ex Japan outperformed, with China's market staging a recovery. Additionally, positive political developments in Taiwan and Thailand helped these countries to outperform their regional peers.

In March, equity market volatility reached its highest point in more than five years as the increased risk of default led to a vicious spiral of illiquidity and distressed selling that triggered the crisis at Bear Stearns and undermined the global financial system. Uncertainty drove some commodity prices to new highs — oil hit $111 and gold went above $1,000. Additionally, as investors shunned stocks even remotely linked to the consumer cycle, the blue chips were

1

Credit Suisse Absolute Return Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2008 (unaudited)

among the biggest casualties, ironic because of their greater liquidity. The Fed's rapid response calmed some of the fears and caused global equity markets to stage a modest rally, led by the financials, going into quarter end.

The Bear Stearns rescue in mid-March increasingly appears to be a key watershed as it signaled the willingness of central banks to underwrite the debt and counterparty obligations of key financial institutions and find more effective means to channel liquidity to banks and brokers.

The banking sector has also made a more concerted effort to separate their good and bad assets, and buyers are now making acceptable bids for some of the bad assets. In addition, we have started to see the first moves to rebuild balance sheets through raising new capital via equity, which does relieve some of the strains in the credit markets. There is still more to do but the actions so far have reduced the risk of an even deeper financial crisis, as evidenced by credit derivatives and equities rising from their lows.

Despite the Federal Reserve's latest initiatives, banking and credit problems remain. However, there is still a risk of an overshoot for commodities and currencies driven by investors looking for a hedge against inflation and an alternative to equities. In fact, some have now risen beyond fundamentally justifiable values. Government bonds are overbought with negative real rates in the U.S., while in equity, long-term valuations are more attractive.

Risk aversion led to a further unwinding of the 'carry trade' with Sterling and the U.S. Dollar at a record low versus the Euro and the Japanese Yen (up 11.5% year to date).

The global economy is showing divergent trends, for example, the sharp slowdown in the United States and the countries most closely linked to it (e.g., Canada and Mexico) as compared to emerging countries, where domestic demand remains robust with the strength of infrastructure spending and export growth also solid.

In Europe, growth has softened, but there is growing dispersion across the Euro region — Germany and France remain firm, while Spain and Italy are weakening. The European Central Bank, however, is unlikely to cut rates anytime soon. Additionally, there are risks for Eastern Europe given their strong links within the Euro area. And, in the UK, the slowdown in the housing market has accelerated as both the availability and cost of credit have risen.

In Japan, domestic demand weakened as household spending stagnated. Housing starts have recovered, albeit from a low base, and exports are still providing some stimulus despite the stronger currency.

2

Credit Suisse Absolute Return Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2008 (unaudited)

In some emerging markets, the combination of higher inflation and sharply rising grain prices poses a serious dichotomy for policymakers. With inflation in China reaching an 11 year high (8.7%), fears of further austerity measures have grown, though the resource based markets, Brazil and Russia, have continued to outperform.

Strategic Review: We remain positive on stocks

Main contributors to performance included U.S. stocks and Hong Kong equities (held from March on) and the use of tactical allocation with commodities. Conversely, primary detractors from performance included all stocks held from October until the beginning of February.

Currently, we are still positive for stocks, as the markets are currently discounting negative profit growth and we believe this is too pessimistic. Our expectation going forward is for weak, but not negative, profit growth. Should this materialize, it would have a positive impact on stocks due to the current attractive valuation. With equities, valuations have become even more attractive and the sentiment factor is now increasing its positive stance given more signs of capitulation. Within equities, emerging markets and Canada remain our preferred regions. Additionally, given the problems in Japan (collapsing sentiment indicators combined with a slowdown), this equity market remains our least attractive market

From a valuation perspective, Canadian stocks look attractive compared to Canadian bonds. We have a positive view on commodities and the Canadian stock market is highly exposed to that asset class.

There has still been surprisingly strong growth in emerging market equities despite the U.S. slowdown. This is the "decoupling" discussion in the markets, which refers to the capability of countries to insulate themselves from a slowdown in the United States. Additionally, we like Hong Kong due to its surprising growth and very positive earnings revisions.

With our expectation for slow growth, we chose to invest in less cyclical markets like the U.S. as opposed to European stocks. As soon as the economy starts to pick up (3rd and 4th quarters in our expectations), we might shift into the more cyclical European markets.

In fixed income markets, sentiment is growing more extreme and we do not see any value in long-term bonds, particularly government issues. We therefore remain in the short duration space.

3

Credit Suisse Absolute Return Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2008 (unaudited)

Market Outlook: Expecting growth to pick up by year-end

The financial markets remain fraught with great uncertainty. In our opinion, the greatest unrest concerns the consequences of the immense leverage in the bond markets and fears of an uncontrolled sell-off. A persistent stream of bad news in recent weeks has pushed the markets to test new lows and we believe volatility is likely to remain high. Nonetheless, this scenario also opens opportunities for medium-term investors, since the equity markets are discounting a much gloomier scenario than our evaluation of the global economy would warrant.

After the stellar growth rates of the last few years (at levels not seen since the 1960s), the world economy has clearly been slowing down over the past year or so. At the same time, however, there has been a real shift in momentum. While the G4 countries — the U.S., Europe, the UK and Japan — are experiencing a severe slowdown, emerging markets, particularly China and India, continue to move ahead and are compensating in some part.

The U.S. economy is still slowing down with indicators negative in the aggregate. However, the aggregate is only mildly negative. The main problem in the U.S. remains the housing market and the impact it will have on the consumer. GDP growth for the first half of this year came in close to zero, with the consumer and housing sectors being the main drags. Falls in equity markets and home prices, combined with rising energy and utility prices, have generated a sharp fall in consumer confidence. Home prices are already lower and expected to fall further, while jobs data have also been weak, suggesting that labor income, the key support factor for private consumption growth, is deteriorating sharply. In our opinion, this implies that a significant slowdown is underway in the U.S. domestic economy on top of the housing contraction (which has been ongoing for almost two years). Employment growth has not been as strong as in previous cycles and thus the downside, in terms of job cuts as the economy slows, seems to be more limited. Additionally, the overall balance sheet health of the non-financial corporate sector, together with an inventory build-up that seems to have been (apart from housing) lower than in the past, also speaks in favor of a more limited downside. We still believe the fiscal stimulus package will be able to boost growth in the months to come but this does depend on consumer sentiment and willingness to actually spend the money.

There are clearly downside risks to our expectation that growth will pick up again later this year. The Fed has cut interest rates drastically, but the easing has been partly offset. Interest rates for mortgages and other areas of credit for private households have increased since the cuts. This could imply that the Fed will have to do more and it might continue to act swiftly.

4

Credit Suisse Absolute Return Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2008 (unaudited)

In Europe, the picture is a bit more encouraging. Although the Eurozone economies are also slowing down, the region is still expected to have positive growth of between 0.5-1% this year. An important positive is that activity in the main economies of France and Germany is surprising on the upside. In fact, German export growth accelerated again in January to above 9% year over year, and there appears to be room for improvement of consumer spending following the strong employment growth and potentially stronger wage gains this year. It is the Spanish and Italian economies that are in the worst shape. Consider that, even though the European consumer and producer sentiment data have been deteriorating and overall growth has slowed down, exports have remained surprisingly resilient given the strength of the Euro.

As for the UK, we expect a situation similar to that of the U.S. (i.e., a housing market led slowdown). In fact, house prices in the UK are already showing negative growth month-on-month and will soon be negative year-on-year.

Of the major economies, Japan remains a big concern in our opinion. The Tankan survey, which measures business sentiment, continues to trend lower, while the country's economy is also suffering from a demand-led slowdown, with consumer confidence at very weak levels.

As for emerging markets, we continue to argue in favor of the decoupling scenario, which seems to have been confirmed by recent history. For the emerging markets world, the credit shock related to credit market problems has been much less pronounced or even nonexistent. In fact, new trade patterns with strong increases of trade between emerging markets seem to have led to a declining importance of the U.S.

Recently, commodity prices have been strong almost across the board. Oil has firmly established itself above the $100 per barrel level and the gold price continues to enter uncharted territory, trading for the first time at above $1,000 per ounce. The price of gold has been pushed higher based on structural factors as well as by the weak U.S. dollar. And as long as U.S. economic data remain poor, we believe the price of gold will remain high. This is because the dollar will weaken more due to further expectations of interest rate cuts, and because of an interest rate differential that is not in favor of the dollar. Investors are thus buying gold as a safe-haven alternative to the U.S. dollar. Overall, the medium- to longer-term arguments, such as a growing affluent population fuelling demand and supply side constraints, remain intact and we are likely to see further upside. In the short term (the next three months), we believe commodity markets remain vulnerable to profit taking and an unwinding of the speculative positions that have been built-up over recent weeks and months.

5

Credit Suisse Absolute Return Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2008 (unaudited)

One of the key characteristics of the bond markets has been the steepening in all of the major markets with the exception of Japan, where the short end of the term structure is firmly anchored at very low levels. Nevertheless, even in Japan, the worst performing part of the curve in yield terms has been the long end. This is understandable considering the increased inflation risk that needs to be priced in. At the same time, most of the major yield curves have been flat between 10 years and 30 years, if not inverted. We believe this is nothing more than a return to a so-called "normal" shape. The main question that remains is how much further this trend could go. With the Fed still firmly in easing mode and the market anticipating rate cuts by the other main central banks, we believe that the curve steepening could go further. In fact, because of the overall low level of interest rates, the phenomenon could even surpass previous top levels.

Christine Gaelzer
Portfolio Manager

There is no guarantee that the Fund's absolute return will be achieved, and there may be negative returns at any given time. In addition, investments in the Fund are subject to a number of risks, including, but not limited to, asset class risk, issuer risk, credit risk, derivatives risk and foreign securities risk.

In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

6

Credit Suisse Absolute Return Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2008 (unaudited)

Average Annual Returns as of March 31, 20081

	One Year	Since Inception	Inception Date
Common Class	3.15%	4.18%	12/29/06
Class A Without Sales Charge	2.91%	3.93%	12/29/06
Class A With Maximum Sales Charge	(1.20)%	(0.25)%	12/29/06
Class C Without CDSC	2.12%	2.94%	12/29/06
Class C With CDSC	1.15%	2.94%	12/29/06

Average Annual Returns as of April 30, 20081

	One Year	Since Inception	Inception Date
Common Class	4.83%	6.61%	12/29/06
Class A Without Sales Charge	4.58%	6.25%	12/29/06
Class A With Maximum Sales Charge	0.43%	1.97%	12/29/06
Class C Without CDSC	3.79%	5.24%	12/29/06
Class C With CDSC	2.79%	5.24%	12/29/06

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (including maximum sales charge of 4.00%), was –6.30%. Total return for the Fund's Class C shares for the reporting period, based on redemption value (including a maximum contingent deferred sales charge of 1.00%) was –3.67%.

3  Over a three to five-year economic cycle, the Fund aims to achieve an aggregate positive absolute return of 3-month LIBOR + 350 basis points, gross of fees. The Fund is not designed to achieve consistent annual returns, and the return in any year may be lower than the three- to five-year aggregate return the Fund seeks.

4  The Merrill Lynch US Treasury Notes & Bonds 0-1 Year Index tracks the performance of all outstanding US Treasury Notes and Bonds having less than one year remaining term to maturity and a minimum amount outstanding of $1 billion. The Index is rebalanced daily to take account of issues that are maturing and new additions. Bonds are "purchased" into the Index basket on the day they fall below one year to maturity and are removed on the day they mature. Additional sub-indices are available that segment the Index into quarterly maturity ranges. Investors cannot invest directly in an index.

7

Credit Suisse Absolute Return Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2008 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2008.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

8

Credit Suisse Absolute Return Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2008 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended April 30, 2008

Actual Fund Return	Common Class	Class A	Class C
Beginning Account Value 11/1/07	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/08	$977.20	$975.70	$972.60
Expenses Paid per $1,000*	$4.92	$6.14	$9.81
Hypothetical 5% Fund Return
Beginning Account Value 11/1/07	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/08	$1,019.89	$1,018.65	$1,014.92
Expenses Paid per $1,000*	$5.02	$6.27	$10.02
	Common Class	Class A	Class C
Annualized Expense Ratios*	1.00%	1.25%	2.00%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 366.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

For more information, please refer to the Fund's prospectus.

9

Credit Suisse Absolute Return Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2008 (unaudited)

Sector Breakdown*
Commingled Funds	55.9%
United States Agency Obligations	44.1%
Total	100.0%

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

10

Credit Suisse Absolute Return Fund
Schedule of Investments
April 30, 2008 (unaudited)

	Number of Shares	Value
COMMON STOCKS (56.2%)
Commingled Funds (56.2%)
iPATH Dow Jones-AIG Commodity Index Total Return ETN*	7,050	$452,116
iShares Lehman 7-10 Year Treasury Bond Fund§	12,710	1,133,351
iShares MSCI Australia Index Fund§	10,910	303,080
iShares MSCI Canada Index Fund	12,080	392,117
iShares MSCI Emerging Markets Index§	8,391	1,230,624
iShares MSCI Hong Kong Index Fund	12,800	248,960
iShares S&P 500 Index Fund	4,900	679,091
TOTAL COMMON STOCKS (Cost $4,196,344)		4,439,339

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%
UNITED STATES AGENCY OBLIGATIONS (44.2%)
$500	Fannie Mae Discount Notes(a)	(AAA, Aaa)	05/07/08	2.030	499,777
520	Federal Home Loan Discount Notes(a)	(AAA, Aaa)	05/21/08	1.918	519,357
500	Freddie Mac Discount Notes(a)	(AAA, Aaa)	05/12/08	1.875	499,594
450	Freddie Mac Discount Notes(a)	(AAA, Aaa)	05/19/08	2.081	449,393
600	Freddie Mac Discount Notes	(AAA, Aaa)	01/18/11	4.750	626,518
500	United States Treasury Notes	(AAA, Aaa)	05/15/08	2.625	500,352
400	United States Treasury Notes	(AAA, Aaa)	06/30/08	5.125	402,656
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $3,479,723)					3,497,647

	Number of Shares
SHORT-TERM INVESTMENT (28.8%)
State Street Navigator Prime Portfolio§§ (Cost $2,278,991)	2,278,991	2,278,991
TOTAL INVESTMENTS AT VALUE (129.2%) (Cost $9,955,058)		10,215,977
LIABILITIES IN EXCESS OF OTHER ASSETS (-29.2%)		(2,308,870)
NET ASSETS (100.0%)		$7,907,107

INVESTMENT ABBREVIATION

ETN = Exchange Traded Note

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

(a)  Zero-coupon bond. Rate represents annualized yield at date of purchase.

*  Non-income producing security.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.
11

Credit Suisse Absolute Return Fund
Statement of Assets and Liabilities
April 30, 2008 (unaudited)

Assets
Investments at value, including collateral for securities on loan of $2,278,991 (Cost $9,955,058) (Note 2)	$10,215,977[1]
Cash	71,318
Interest receivable	21,083
Receivable for fund shares sold	20,893
Receivable from investment adviser (Note 3)	5,654
Prepaid expenses and other assets	34,004
Total Assets	10,368,929
Liabilities
Distribution fee payable (Note 3)	848
Payable upon return of securities loaned (Note 2)	2,278,991
Offering Costs payable (Note 3)	159,381
Trustees' fee payable	13,043
Other accrued expenses payable	9,559
Total Liabilities	2,461,822
Net Assets
Capital stock, $.001 par value (Note 6)	784
Paid-in capital (Note 6)	7,660,569
Undistributed net investment income	43,352
Accumulated net realized loss on investments	(58,517)
Net unrealized appreciation from investments	260,919
Net Assets	$7,907,107
Common Shares
Net assets	$5,092,000
Shares outstanding	505,208
Net asset value, offering price, and redemption price per share	$10.08
A Shares
Net assets	$2,336,608
Shares outstanding	231,561
Net asset value and redemption price per share	$10.09
Maximum offering price per share (net asset value/ (1-4.00%))	$10.51
C Shares
Net assets	$478,499
Shares outstanding	47,535
Net asset value and offering price per share	$10.07

1  Including $2,230,932 of securities on loan.

See Accompanying Notes to Financial Statements.
12

Credit Suisse Absolute Return Fund
Statement of Operations
For the Six Months Ended April 30, 2008 (unaudited)

Investment Income (Note 2)
Interest	$63,300
Dividends	62,777
Securities lending	12,735
Total investment income	138,812
Expenses
Investment advisory fees (Note 3)	27,822
Administrative services fees (Note 3)	4,414
Distribution fees (Note 3)
Class A	2,440
Class C	1,916
Offering costs (Note 3)	27,510
Trustees' fees	13,373
Audit and tax fees	12,572
Legal fees	8,927
Printing fees (Note 3)	5,073
Registration fees	3,029
Insurance expense	103
Interest expense (Note 4)	55
Commitment fees (Note 4)	31
Total expenses	107,265
Less: fees waived and expenses reimbursed (Note 3)	(65,812)
Net expenses	41,453
Net investment income	97,359
Net Realized and Unrealized (Loss) from Investments
Net realized loss from investments	(33,615)
Net change in unrealized appreciation (depreciation) from investments	(219,685)
Net realized and unrealized loss from investments	(253,300)
Net decrease in net assets resulting from operations	$(155,941)

See Accompanying Notes to Financial Statements.
13

Credit Suisse Absolute Return Fund
Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2008 (unaudited)	For the Period Ended October 31, 2007[1]
From Operations
Net investment income	$97,359	$163,712
Net realized gain (loss) from investments	(33,615)	32,289
Net change in unrealized appreciation (depreciation) from investments	(219,685)	480,604
Net increase (decrease) in net assets resulting from operations	(155,941)	676,605
From Dividends and Distributions
Dividends from net investment income
Common Class shares	(251,406)	—
Class A shares	(81,581)	—
Class C shares	(16,603)	—
Distributions from net realized gains
Common Class shares	(40,951)	—
Class A shares	(14,197)	—
Class C shares	(2,043)	—
Net decrease in net assets resulting from dividends and distributions	(406,781)	—
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	1,601,480	1,347,944
Reinvestment of dividends and distributions	110,617	—
Net asset value of shares redeemed	(216,068)	(5,050,749)
Net increase (decrease) in net assets from capital share transactions	1,496,029	(3,702,805)
Net increase (decrease) in net assets	933,307	(3,026,200)
Net Assets
Beginning of period	6,973,800	10,000,000[2]
End of period	$7,907,107	$6,973,800
Undistributed net investment income	$43,352	$295,583

1  For the period December 29, 2006 (commencement of operations) through October 31, 2007.

2  The Fund was seeded on December 29, 2006.

See Accompanying Notes to Financial Statements.
14

Credit Suisse Absolute Return Fund
Financial Highlights
(For a Common Class Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2008 (unaudited)	For the Period Ended October 31, 2007[1]
Per share data
Net asset value, beginning of period	$10.91	$10.00
INVESTMENT OPERATIONS
Net investment income[2]	0.14	0.19
Net gain (loss) on investments (both realized and unrealized)	(0.39)	0.72
Total from investment operations	(0.25)	0.91
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.50)	—
Distributions from net realized gains	(0.08)	—
Total dividends and distributions	(0.58)	—
Net asset value, end of period	$10.08	$10.91
Total return[3]	(2.28)%	9.10%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$5,092	$5,511
Ratio of expenses to average net assets[4]	1.00%	1.00%
Ratio of net investment income to average net assets[4]	2.76%	2.21%
Decrease reflected in above operating expense ratios due to waivers/reimbursements[4]	1.84%	3.29%
Portfolio turnover rate	39%	206%

1  For the period December 29, 2006 (commencement of operations) through October 31, 2007.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.
15

Credit Suisse Absolute Return Fund
Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2008 (unaudited)	For the Period Ended October 31, 2007[1]
Per share data
Net asset value, beginning of period	$10.89	$10.00
INVESTMENT OPERATIONS
Net investment income[2]	0.12	0.17
Net gain (loss) on investments (both realized and unrealized)	(0.39)	0.72
Total from investment operations	(0.27)	0.89
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.45)	—
Distributions from net realized gains	(0.08)	—
Total dividends and distributions	(0.53)	—
Net asset value, end of period	$10.09	$10.89
Total return[3]	(2.43)%	8.90%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$2,337	$1,345
Ratio of expenses to average net assets[4]	1.25%	1.25%
Ratio of net investment income to average net assets[4]	2.41%	1.90%
Decrease reflected in above operating expense ratios due to waivers/reimbursements[4]	1.66%	3.33%
Portfolio turnover rate	39%	206%

1  For the period December 29, 2006 (commencement of operations) through October 31, 2007.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.
16

Credit Suisse Absolute Return Fund
Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2008 (unaudited)	For the Period Ended October 31, 2007[1]
Per share data
Net asset value, beginning of period	$10.82	$10.00
INVESTMENT OPERATIONS
Net investment income[2]	0.09	0.10
Net gain (loss) on investments (both realized and unrealized)	(0.39)	0.72
Total from investment operations	(0.30)	0.82
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.37)	—
Distributions from net realized gains	(0.08)	—
Total dividends and distributions	(0.45)	—
Net asset value, end of period	$10.07	$10.82
Total return[3]	(2.74)%	8.20%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$478	$118
Ratio of expenses to average net assets[4]	2.00%	2.00%
Ratio of net investment income to average net assets[4]	1.88%	1.15%
Decrease reflected in above operating expense ratios due to waivers/reimbursements[4]	1.52%	3.37%
Portfolio turnover rate	39%	206%

1  For the period December 29, 2006 (commencement of operations) through October 31, 2007.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.
17

Credit Suisse Absolute Return Fund
Notes to Financial Statements
April 30, 2008 (unaudited)

Note 1. Organization

The Credit Suisse Capital Funds (the "Trust") covered in this report is the Absolute Return Fund (the "Fund"). The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on November 26, 1985. The Fund is a diversified, open-end management investment company that seeks to achieve a positive absolute return over a three to five year economic cycle.

The Fund is authorized to offer three classes of shares: Common Class shares, Class A shares, and Class C shares. Each class of shares in the Fund represents an equal pro rata interest in the Fund, except that they bear different expenses which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 4.00%. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if redeemed within the first year of purchase.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally, determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Fund may utilize a service provided by an

18

Credit Suisse Absolute Return Fund
Notes to Financial Statements (continued)
April 30, 2008 (unaudited)

Note 2. Significant Accounting Policies

independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

B) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class specific expenses and vary by class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

D) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

E) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

F) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian, or a

19

Credit Suisse Absolute Return Fund
Notes to Financial Statements (continued)
April 30, 2008 (unaudited)

Note 2. Significant Accounting Policies

money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the six months ended April 30, 2008, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $36,621, of which $20,731 was rebated to borrowers (brokers). The Fund retained $12,735 in income from the cash collateral investment, and SSB, as lending agent, was paid $3,155. The Fund may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 0.75% of the Fund's average daily net assets. For the six months ended April 30, 2008, investment advisory fees earned, voluntarily waived and expenses reimbursed were as follows:

Gross Advisory Fee	Waiver	Net Advisory Fee	Expense Reimbursement
$27,822	$(27,822)	$—	$(37,990)

Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

20

Credit Suisse Absolute Return Fund
Notes to Financial Statements (continued)
April 30, 2008 (unaudited)

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Fund. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Fund's average daily net assets. For the six months ended April 30, 2008, co-administrative services fees earned by CSAMSI were $3,338.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the six months ended April 30, 2008, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $1,076.

In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. For Class A shares the fees are calculated at an annual rate of 0.25% of the average daily net assets. For Class C shares of the Fund, the fees are calculated at an annual rate of 1.00% of the average daily net assets. Common Class shares do not bear distribution fees.

For the six months ended April 30, 2008, Credit Suisse and its affiliates advised the Fund that they retained $323 from commissions earned on the sale of the Fund's Class A shares.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the six months ended April 30, 2008, Merrill was paid $5,073 for its services to the Fund.

The Fund will reimburse Credit Suisse for offering costs in the amount of $159,381 that have been paid by Credit Suisse. Offering costs, including initial registration costs, were deferred and will be charged to expenses during the Fund's first year of operation. For the six months ended April 30, 2008, $27,510 has been expensed to the Fund.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and

21

Credit Suisse Absolute Return Fund
Notes to Financial Statements (continued)
April 30, 2008 (unaudited)

Note 4. Line of Credit

syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowing at the Federal Funds rate plus 0.50%. Effective June 2008, Deutsche Bank, A.G. will no longer serve as administrative agent and syndication agent to the credit facility. At April 30, 2008, the Fund had no borrowing under the Credit Facility. During the six months ended April 30, 2008, the Fund had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate%	Maximum Daily Loan Outstanding
$197,000	3.343%	$201,000

Note 5. Purchases and Sales of Securities

For the six months ended April 30, 2008, purchases and sales of investment securities (excluding short-term investments) were $3,877,940 and $2,149,993, respectively.

At April 30, 2008, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $9,955,058, $324,916, $(63,997) and $260,919, respectively.

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of capital stock, $.001 par value per share, of which an unlimited number are classified as Common class shares, Class A shares, and Class C shares. Transactions in capital shares for each class of the fund were as follows:

	Common Class
	For the Six Months Ended April 30, 2008 (unaudited)		For the Period Ended October 31, 2007[1,2]
	Shares	Value	Shares	Value
Shares sold	30	$300	991,922	$9,919,740
Shares issued in reinvestment of dividends and distributions	111	1,127	—	—
Shares redeemed	—	—	(486,855)	(5,000,000)
Net increase	141	$1,427	505,067	$4,919,740

22

Credit Suisse Absolute Return Fund
Notes to Financial Statements (continued)
April 30, 2008 (unaudited)

Note 6. Capital Share Transactions

	Class A
	For the Six Months Ended April 30, 2008 (unaudited)		For the Period Ended October 31, 2007[1,3]
	Shares	Value	Shares	Value
Shares sold	120,764	$1,236,673	128,409	$1,318,204
Shares issued in reinvestment of dividends and distributions	9,197	93,111	—	—
Shares redeemed	(21,912)	(216,068)	(4,897)	(50,749)
Net increase	108,049	$1,113,716	123,512	$1,267,455
	Class C
	For the Six Months Ended April 30, 2008 (unaudited)		For the Period Ended October 31, 2007[1,3]
	Shares	Value	Shares	Value
Shares sold	34,996	$364,507	10,917	$110,000
Shares issued in reinvestment of dividends and distributions	1,622	16,379	—	—
Net increase	36,618	$380,886	10,917	$110,000

1  For the period December 29, 2006 (commencement of operations) through October 31, 2007.

2  The Class was seeded on December 29, 2006 with initial capital of $9,900,000 and 990,000 shares.

3  The Classes were seeded on December 29, 2006 with initial capital of $50,000 and 5,000 shares.

On April 30, 2008 the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Common Class	1	99%
Class A	2	88%
Class C	1	90%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

23

Credit Suisse Absolute Return Fund
Notes to Financial Statements (continued)
April 30, 2008 (unaudited)

Note 8. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. During the period ended April 30, 2008, Management has adopted FIN 48. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required in subsequent reports.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management of the Funds does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

24

Credit Suisse Absolute Return Fund
Privacy Policy Notice (unaudited)

Important Privacy Choices for Consumers

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

•  Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

•  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates.

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Note: This Notice is provided to clients and prospective clients of Credit Suisse Asset Management, LLC ("Credit Suisse"), and Credit Suisse Asset Management Securities, Inc., and shareholders and prospective shareholders in Credit Suisse sponsored and advised investment companies, including Credit Suisse Funds, and other consumers and customers, as applicable. This Notice is not intended to be incorporated in any offering materials but is merely a statement of our current Privacy Policy, and may be amended from time to time upon notice to you. This Notice is dated as of May 13, 2008.

25

Credit Suisse Absolute Return Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-927-2874

•  On the Fund's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

26

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P.O. BOX 55030, BOSTON, MA 02205-5030

800-927-2874 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  AR-SAR-0408

CREDIT SUISSE FUNDS

Semiannual Report

April 30, 2008
(unaudited)

■  CREDIT SUISSE
LARGE CAP VALUE FUND

■  CREDIT SUISSE
SMALL CAP CORE FUND

The Funds' investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Funds, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-927-2874 or by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Common Class and/or Advisor Class shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge but may be subject to an ongoing service and distribution fee of up to 0.50% of average daily net assets. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A, B or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

The views of the Funds' management are as of the date of the letter and the Fund holdings described in this document are as of April 30, 2008; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Large Cap Value Fund
Semiannual Investment Adviser's Report
April 30, 2008 (unaudited)

June 11, 2008

Dear Shareholder:

Performance Summary
11/01/07 – 04/30/08

Fund and Benchmark	Performance
Common Class[1]	(11.33%)
Advisor Class[1]	(11.45%)
Class A1,2	(11.49%)
Class B1,2	(11.81%)
Class C1,2	(11.84%)
Russell 1000® Value Index[3]	(9.84%)

Performance for the Fund's Class A, Class B and Class C Shares is without the maximum sales charge of 5.75%, 4.00% and 1.00%, respectively.2

Market Review: Housing and the dollar continue to weaken

The six-month period ended April 30, 2008 was a volatile one for U.S. equities, with the benchmark Russell 1000 Value Index falling –9.84% and the bellwether S&P 500 Index losing –9.64% in total return. In fact, nine out of the ten economic sectors in the large-cap S&P 500 Index fell during the period.

The weak dollar and elevated commodity prices buoyed the energy sector, which was up 5.6%. And, as the credit crunch intensified in the first quarter of 2008, the greatest laggards in the large-cap space were the financial (-21.3%) and information technology (-15.6%) sectors.

During the period, the U.S. Federal Reserve cut the Federal Funds rate five times, for a total of 250 basis points. The last cut of 25 basis points, on April 30, 2008, brought the rate down to the 2% level. At that time, the Fed said "substantial" easing should promote growth, but to date, economic activity "remains weak."

The U.S. housing sector has continued to weaken in 2008. In fact, since January 2007, the S&P/Case Shiller U.S. Home Price Index (a measure of home prices in 20 U.S. metropolitan areas) has fallen every month. Additionally, the number of homes entering foreclosure jumped more than 100% in the first three months of the year as compared to the same quarter in 2007. According to RealtyTrac, one in every 194 homes received a foreclosure filing. In fact, foreclosure activity rose in 46 of the 50 states and in 90 of the 100 largest metropolitan areas.

Credit Suisse Large Cap Value Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2008 (unaudited)

Gross Domestic Product rose only a scant 0.6% in both Q4'07 and Q1'08, compared to being up 4.9% in Q3'07, as housing and the credit crunch put the breaks on economic growth. Inflation appears to be well contained.

The labor market has weakened considerably in 2008. Non-farm payrolls fell by 260,000 in the first four months of 2008, as compared to an increase of 374,000 in the same period of 2007. Additionally, the household unemployment rate measured 5.0% in April, up from 4.7% in November of 2007.

Additionally, while the U.S. dollar falls, crude oil continues to rise. During the six-month period ended April 30, 2008, crude rose from $88 to $113 per barrel.

Strategic Review and Outlook: Expect the market to remain volatile over the short term

Stock selection in four sectors produced positive performance, while six sectors underperformed during the six-month period. The largest contributors to performance relative to the benchmark came primarily from stock selection within the telecomm services sector followed by the consumer discretionary and information technology sectors. Conversely, stock selection in the consumer staples, healthcare and industrials groups was the largest detractor to performnce.

As of April 30, 2008, the Fund's largest overweights against the Russell 1000 Value Index were in the energy (+1.79%) and healthcare (+1.61%) sectors, while the largest underweights were in the consumer discretionary (-1.09%) and materials (-0.99%) sectors.

The Federal Reserve believes that the substantial easing thus far, in combination with ongoing measures to foster market liquidity, should help to promote moderate growth over time while mitigating the risks to economic activity. In addition, though the outlook is uncertain, inflation is expected to moderate in coming quarters, but will need to be carefully monitored.

The Federal Open Market Committee's next interest rate meeting is scheduled for June 25, 2008. Based on interest-rate futures as of May 6, 2008, traders are expecting the Fed to leave its target rate at the current level of 2.00%.

The near-term outlook for the U.S. housing market remains bleak. In fact, Federal Reserve Chairman Ben Bernanke urged the government and mortgage lenders to intensify their efforts to avoid home foreclosures in a speech given in New York on May 5, 2008. Additionally, the outlook for merger and acquisition activity is unlikely to improve in upcoming quarters as the Federal Reserve said the proportion of U.S. banks making it tougher for companies to borrow approached a record high in the past three months as the credit crunch deepened.

Credit Suisse Large Cap Value Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2008 (unaudited)

Further, expectations for U.S. stock market volatility remain high on a historical basis, though they have been significantly reduced since hitting a multi-year high in mid-March.

Now that the Fed appears to be done easing, we expect our Valuation and Capital Use factors — and the companies we choose based on them — to rebound as contributing factors to performance. From a sector perspective, we are favorable toward energy, industrials, and financials, while we are currently underweight healthcare, consumer staples, and consumer services.

Jordan Low
Portfolio Manager

The value of investments generally will fluctuate in response to market movements and the Fund's performance will largely depend on the performance of value stocks, which may be more volatile than the overall market.

In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The Fund adopted new investment strategies effective December 1, 2006 so that its holdings are selected using quantitative stock selection models rather than a more traditional fundamental analysis approach. Investors should be aware that performance information for periods prior to December 1, 2006 does not reflect the current investment strategies.

Credit Suisse Large Cap Value Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2008 (unaudited)

Average Annual Returns as of March 31, 20081

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Common Class	(9.87)%	11.30%	—	5.02%	08/01/00
Advisor Class	(10.15)%	—	—	8.21%	06/06/03
Class A Without Sales Charge	(10.08)%	11.13%	5.08%	—
Class A With Maximum Sales Charge	(15.25)%	9.82%	4.45%	—
Class B Without CDSC	(10.74)%	10.29%	4.31%	—	02/28/96
Class B With CDSC	(13.66)%	10.29%	4.31%	—	02/28/96
Class C Without CDSC	(10.82)%	10.28%	—	4.67%	02/28/00
Class C With CDSC	(11.54)%	10.28%	—	4.67%	02/28/00

Average Annual Returns as of April 30, 20081

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Common Class	(9.93)%	10.75%	—	5.51%	08/01/00
Advisor Class	(10.28)%	—	—	8.92%	06/06/03
Class A Without Sales Charge	(10.21)%	10.57%	5.52%	—
Class A With Maximum Sales Charge	(15.39)%	9.27%	4.90%	—
Class B Without CDSC	(10.89)%	9.73%	4.75%	—	02/28/96
Class B With CDSC	(13.80)%	9.73%	4.75%	—	02/28/96
Class C Without CDSC	(10.91)%	9.74%	—	5.12%	02/28/00
Class C With CDSC	(11.64)%	9.74%	—	5.12%	02/28/00

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  Total return for the Fund's Class A Shares for the reporting period, based on offering price (including maximum sales charge of 5.75%), was -16.60%. Total return for the Fund's Class B Shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 4.00%), was -14.70%. Total return for the Fund's Class C Shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1.00%), was -12.56%.

3  The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

Credit Suisse Large Cap Value Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2008 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2008.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Large Cap Value Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2008 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended April 30, 2008

Actual Fund Return	Common Class	Advisor Class	Class A	Class B	Class C
Beginning Account Value 11/1/07	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/08	$886.70	$885.50	$885.10	$881.90	$881.60
Expenses Paid per $1,000*	$4.60	$6.94	$5.77	$9.26	$9.26
Hypothetical 5% Fund Return
Beginning Account Value 11/1/07	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/08	$1,019.99	$1,017.50	$1,018.75	$1,015.02	$1,015.02
Expenses Paid per $1,000*	$4.92	$7.42	$6.17	$9.92	$9.92
	Common Class	Advisor Class	Class A	Class B	Class C
Annualized Expense Ratios*	0.98%	1.48%	1.23%	1.98%	1.98%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 366.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

For more information, please refer to the Fund's prospectus.

Credit Suisse Large Cap Value Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2008 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Credit Suisse Small Cap Core Fund
Semiannual Investment Adviser's Report
April 30, 2008 (unaudited)

June 11, 2008

Dear Shareholder:

Performance Summary
11/01/07 – 04/30/08

Fund and Benchmark	Performance
Common Class[1]	(13.69%)
Class A1,2	(13.69%)
Class B1,2	(14.00%)
Class C1,2	(14.05%)
Standard & Poor's SmallCap 600® Index[3]	(11.59%)

Performance for the Fund's Class A, Class B and Class C Shares is without the maximum sales charge of 5.75%, 4.00% and 1.00%, respectively.2

Market Review: Housing and the dollar continue to weaken

The six-month period ended April 30, 2008 was a volatile one for U.S. equities, with the benchmark S&P 600 SmallCap Index returning –11.59%.

During the period, the U.S. Federal Reserve cut the Federal Funds rate five times, for a total of 250 basis points. The last cut of 25 basis points, on April 30, 2008, brought the rate down to the 2% level. At that time, the Fed said "substantial" easing should promote growth, but to date, economic activity "remains weak."

The U.S. housing sector has continued to weaken in 2008. In fact, since January 2007, the S&P/Case Shiller U.S. Home Price Index (a measure of home prices in 20 U.S. metropolitan areas) has fallen every month. Additionally, the number of homes entering foreclosure jumped more than 100% in the first three months of the year as compared to the same quarter in 2007. According to RealtyTrac, one in every 194 homes received a foreclosure filing. In fact, foreclosure activity rose in 46 of the 50 states and in 90 of the 100 largest metropolitan areas.

Gross Domestic Product rose only a scant 0.6% in both Q4'07 and Q1'08, compared to being up 4.9% in Q3'07, as housing and the credit crunch put the breaks on economic growth. Inflation appears to be well contained.

The labor market has weakened considerably in 2008. Non-farm payrolls fell by 260,000 in the first four months of 2008, as compared to an increase of 374,000 in the same period of 2007. Additionally, the household unemployment rate measured 5.0% in April, up from 4.7% in November of 2007.

Credit Suisse Small Cap Core Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2008 (unaudited)

Additionally, while the U.S. dollar falls, crude oil continues to rise. During the six-month period ended April 30, 2008, crude rose from $88 to $113 per barrel.

Strategic Review and Outlook: Expect the market to remain volatile over the short term

Stock selection in three sectors produced positive performance, while seven sectors underperformed during the six-month period. The largest contributors to performance relative to the benchmark came primarily from the materials and telecomm services sectors. Conversely, stock selection in industrials, financials and healthcare was the largest detractor to performance.

As of April 30, 2008, the Fund's largest overweights against the SmallCap 600 Index were in the energy (+2.87%) and materials (+2.53%) sectors, while the largest underweights were in the information technology (-2.93%) and financials (-2.44%) sectors.

The Federal Reserve believes that the substantial easing thus far, in combination with ongoing measures to foster market liquidity, should help to promote moderate growth over time while mitigating the risks to economic activity. In addition, though the outlook is uncertain, inflation is expected to moderate in coming quarters, but will need to be carefully monitored.

The Federal Open Market Committee's next interest rate meeting is scheduled for June 25, 2008. Based on interest-rate futures as of May 6, 2008, traders are expecting the Fed to leave its target rate at the current level of 2.00%.

The near-term outlook for the U.S. housing market remains bleak. In fact, Federal Reserve Chairman Ben Bernanke urged the government and mortgage lenders to intensify their efforts to avoid home foreclosures in a speech given in New York on May 5, 2008. Additionally, the outlook for merger and acquisition activity is unlikely to improve in upcoming quarters as the Federal Reserve said the proportion of U.S. banks making it tougher for companies to borrow approached a record high in the past three months as the credit crunch deepened. Further, expectations for U.S. stock market volatility remain high on a historical basis, though they have been significantly reduced since hitting a multi-year high in mid-March.

Now that the Fed appears to be done easing, we expect our Valuation and Capital Use factors — and the companies we choose based on them — to rebound as contributing factors to performance. Rising oil and gas prices lead us to be favorable toward energy and basic materials, while the continuing credit

Credit Suisse Small Cap Core Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2008 (unaudited)

and housing issues, plus the tightening of consumer belts lead us to be currently underweight in financials, tech and consumer cyclicals.

Jordan Low
Portfolio Manager

Because of the nature of the Fund's investments in special-situation, start-up and other small companies, an investment in the Fund may be more volatile and less liquid than investments in larger companies.

In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The Fund adopted new investment strategies effective December 1, 2006 so that its holdings are selected using quantitative stock selection models rather than a more traditional fundamental analysis approach. Investors should be aware that performance information for periods prior to December 1, 2006 does not reflect the current investment strategies.

Credit Suisse Small Cap Core Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2008 (unaudited)

Average Annual Returns as of March 31, 20081

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Common Class	(13.21)%	11.54%	—	8.94%	08/01/00
Class A Without Sales Charge	(13.22)%	11.54%	6.46%	—
Class A With Maximum Sales Charge	(18.20)%	10.22%	5.83%	—
Class B Without CDSC	(13.87)%	10.72%	5.66%	—	02/28/96
Class B With CDSC	(15.87)%	10.72%	5.66%	—	02/28/96
Class C Without CDSC	(13.90)%	10.71%	—	9.53%	02/28/00
Class C With CDSC	(14.39)%	10.71%	—	9.53%	02/28/00

Average Annual Returns as of April 30, 20081

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Common Class	(10.78)%	11.15%	—	9.54%	08/01/00
Class A Without Sales Charge	(10.80)%	11.16%	7.03%	—
Class A With Maximum Sales Charge	(15.92)%	9.84%	6.40%	—
Class B Without CDSC	(11.46)%	10.33%	6.23%	—	02/28/96
Class B With CDSC	(13.52)%	10.33%	6.23%	—	02/28/96
Class C Without CDSC	(11.55)%	10.31%	—	10.07%	02/28/00
Class C With CDSC	(12.06)%	10.31%	—	10.07%	02/28/00

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. Waivers and/or reimbursement may be discontinued at any time.

2  Total return for the Fund's Class A Shares for the reporting period, based on offering price (including maximum sales charge of 5.75%), was -18.66%. Total return for the Fund's Class B Shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 4.00%), was -15.99%. Total return for the Fund's Class C Shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1.00%), was -14.54%.

3  The Standard & Poor's SmallCap 600® Index is an unmanaged market weighted index of 600 U.S. stocks selected on the basis of capitalization, liquidity and industry group representation. It is a registered trademark of The McGraw-Hill Co., Inc. Investors cannot invest directly in an index.

Credit Suisse Small Cap Core Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2008 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2008.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Small Cap Core Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2008 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended April 30, 2008

Actual Fund Return	Common Class	Class A	Class B	Class C
Beginning Account Value 11/1/07	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/08	$863.10	$863.10	$860.00	$859.50
Expenses Paid per $1,000*	$7.09	$7.13	$10.59	$10.59
Hypothetical 5% Fund Return
Beginning Account Value 11/1/07	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/08	$1,017.26	$1,017.21	$1,013.48	$1,013.48
Expenses Paid per $1,000*	$7.67	$7.72	$11.46	$11.46
	Common Class	Class A	Class B	Class C
Annualized Expense Ratios*	1.53%	1.54%	2.29%	2.29%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 366.

  The "Expense Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

For more information, please refer to the Fund's prospectus.

Credit Suisse Small Cap Core Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2008 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Credit Suisse Large Cap Value Fund
Schedule of Investments
April 30, 2008 (unaudited)

	Number of Shares	Value
COMMON STOCKS (99.7%)
Aerospace & Defense (0.9%)
Boeing Co.	17,300	$1,468,078
Northrop Grumman Corp.	3,200	235,424
Raytheon Co.	6,200	396,614
		2,100,116
Air Freight & Couriers (0.1%)
FedEx Corp.	1,800	172,566
Ryder System, Inc.	2,023	138,515
		311,081
Airlines (0.3%)
Southwest Airlines Co.§	44,000	582,560
Auto Components (0.7%)
Autoliv, Inc.§	11,300	692,012
BorgWarner, Inc.§	13,500	663,525
Johnson Controls, Inc.	5,000	176,300
		1,531,837
Automobiles (0.7%)
General Motors Corp.§	71,700	1,663,440
Hertz Global Holdings, Inc.*§	4,197	53,973
		1,717,413
Banks (9.5%)
Astoria Financial Corp.	3,172	75,176
Bank of America Corp.	164,790	6,186,217
Bank of New York Mellon Corp.	53,000	2,307,090
BB&T Corp.§	5,200	178,308
Fulton Financial Corp.§	6,384	79,609
Hudson City Bancorp, Inc.	11,628	222,444
Huntington Bancshares, Inc.	14,403	135,244
National City Corp.§	21,694	136,672
Northern Trust Corp.	20,400	1,511,844
Popular, Inc.§	24,300	303,021
SunTrust Banks, Inc.	21,061	1,174,151
The Colonial BancGroup, Inc.§	17,400	141,636
U.S. Bancorp	64,053	2,170,756
Wachovia Corp.§	77,398	2,256,152
Washington Federal, Inc.§	3,189	75,930
Wells Fargo & Co.	170,200	5,063,450
Whitney Holding Corp.§	2,522	59,040
Wilmington Trust Corp.§	2,533	83,285
Zions Bancorporation§	4,141	191,935
		22,351,960
Beverages (1.5%)
Coca-Cola Co.	9,500	559,265
Hansen Natural Corp.*§	7,000	247,730
Molson Coors Brewing Co. Class B	5,700	312,588

See Accompanying Notes to Financial Statements.

Credit Suisse Large Cap Value Fund
Schedule of Investments (continued)
April 30, 2008 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Beverages
Pepsi Bottling Group, Inc.	40,700	$1,371,997
PepsiAmericas, Inc.	43,100	1,107,670
		3,599,250
Biotechnology (0.3%)
Amgen, Inc.*	5,700	238,659
Biogen Idec, Inc.*	4,000	242,760
Invitrogen Corp.*§	3,200	299,424
		780,843
Building Products (0.4%)
Lennox International, Inc.	14,800	490,472
Masco Corp.	12,860	234,181
USG Corp.*§	2,874	101,481
		826,134
Chemicals (1.1%)
Air Products and Chemicals, Inc.	4,079	401,496
Dow Chemical Co.	16,100	646,415
E.I. du Pont de Nemours & Co.	3,800	185,858
Eastman Chemical Co.§	2,856	209,916
Lubrizol Corp.	18,800	1,096,416
The Mosaic Co.*	1,200	147,012
		2,687,113
Commercial Services & Supplies (0.8%)
DST Systems, Inc.*§	16,800	1,005,312
Steelcase, Inc. Class A§	82,000	908,560
		1,913,872
Communications Equipment (0.1%)
Motorola, Inc.	18,300	182,268
Computers & Peripherals (1.4%)
International Business Machines Corp.	1,000	120,700
Lexmark International, Inc. Class A*	18,600	583,854
Seagate Technology	65,900	1,243,533
Western Digital Corp.*	43,900	1,272,661
		3,220,748
Construction & Engineering (0.0%)
Shaw Group, Inc.*	258	12,750
Containers & Packaging (0.0%)
Owens-Illinois, Inc.*	343	18,916
Diversified Financials (10.3%)
Ameriprise Financial, Inc.	18,400	873,816
Capital One Financial Corp.§	14,769	782,757
Citigroup, Inc.	235,100	5,940,977
Discover Financial Services	29,500	537,195

See Accompanying Notes to Financial Statements.

Credit Suisse Large Cap Value Fund
Schedule of Investments (continued)
April 30, 2008 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Diversified Financials
Fannie Mae	5,900	$166,970
Federated Investors, Inc. Class B§	10,600	354,888
Freddie Mac	6,200	154,442
GLG Partners, Inc.§	86,700	715,275
Goldman Sachs Group, Inc.	10,700	2,047,659
Janus Capital Group, Inc.§	51,800	1,453,508
JPMorgan Chase & Co.	110,200	5,251,030
Lehman Brothers Holdings, Inc.§	22,800	1,008,672
Marshall & Ilsley Corp.§	9,588	239,508
Merrill Lynch & Co., Inc.	6,500	323,895
Morgan Stanley	36,648	1,781,093
Nasdaq OMX Group, Inc.*§	31,000	1,129,950
Nymex Holdings, Inc.	2,400	222,240
State Street Corp.	18,000	1,298,520
		24,282,395
Diversified Telecommunication Services (6.3%)
AT&T, Inc.	229,605	8,888,010
FairPoint Communications, Inc.§	2,644	24,351
Sprint Nextel Corp.	25,800	206,142
Time Warner Cable, Inc. Class A*	6,700	187,600
Verizon Communications, Inc.	140,200	5,394,896
Windstream Corp.	21,200	248,888
		14,949,887
Electric Utilities (4.8%)
Alliant Energy Corp.	39,500	1,487,965
American Electric Power Co, Inc.	14,425	643,788
Constellation Energy Group	15,100	1,278,215
Dominion Resources, Inc.§	20,200	876,478
DTE Energy Co.§	9,100	366,821
Edison International	35,600	1,857,252
Entergy Corp.	7,800	895,908
FPL Group, Inc.	15,400	1,020,866
Mirant Corp.*§	2,378	97,760
NSTAR§	3,816	122,913
Pepco Holdings, Inc.	30,500	759,755
Pinnacle West Capital Corp.§	3,576	121,369
PPL Corp.	3,490	167,590
Public Service Enterprise Group, Inc.	35,600	1,563,196
TECO Energy, Inc.	7,501	120,091
		11,379,967
Electrical Equipment (0.5%)
Energizer Holdings, Inc.*§	13,800	1,091,028
Electronic Equipment & Instruments (0.2%)
Avnet, Inc.*	15,400	403,326
Intersil Corp. Class A	2,092	55,898
		459,224

See Accompanying Notes to Financial Statements.

Credit Suisse Large Cap Value Fund
Schedule of Investments (continued)
April 30, 2008 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Energy Equipment & Services (0.0%)
ENSCO International, Inc.§	376	$23,962
Food & Drug Retailing (0.7%)
Kroger Co.	44,400	1,209,900
Safeway, Inc.	16,800	530,880
		1,740,780
Food Products (1.8%)
Campbell Soup Co.	7,800	271,440
Corn Products International, Inc.§	34,200	1,586,196
Kellogg Co.	20,700	1,059,219
Kraft Foods, Inc. Class A	39,400	1,246,222
Wm. Wrigley Jr. Co.	1,022	77,836
		4,240,913
Gas Utilities (0.4%)
UGI Corp.	39,300	1,021,800
Healthcare Equipment & Supplies (0.9%)
Boston Scientific Corp.*	13,000	173,290
IMS Health, Inc.	30,500	754,875
Kinetic Concepts, Inc.*	27,400	1,086,684
		2,014,849
Healthcare Providers & Services (1.1%)
Aetna, Inc.	28,300	1,233,880
CIGNA Corp.	8,800	375,848
Humana, Inc.*	3,100	148,149
Quest Diagnostics, Inc.	6,000	301,080
WellPoint, Inc.*	10,728	533,718
		2,592,675
Hotels, Restaurants & Leisure (0.4%)
Carnival Corp.	4,100	164,697
McDonald's Corp.	13,400	798,372
		963,069
Household Durables (0.8%)
American Greetings Corp. Class A§	14,200	254,180
NVR, Inc.*§	1,100	674,850
Whirlpool Corp.§	11,900	866,082
		1,795,112
Household Products (1.9%)
Clorox Co.	5,100	270,300
Procter & Gamble Co.	62,800	4,210,740
		4,481,040

See Accompanying Notes to Financial Statements.

Credit Suisse Large Cap Value Fund
Schedule of Investments (continued)
April 30, 2008 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Industrial Conglomerates (5.9%)
3M Co.	3,300	$253,770
Carlisle Companies, Inc.§	20,900	603,592
General Electric Co.	304,800	9,966,960
Honeywell International, Inc.	5,200	308,880
KBR, Inc.	6,061	174,799
Reynolds American, Inc.	8,200	441,570
Tyco International, Ltd.	46,300	2,166,377
		13,915,948
Insurance (9.5%)
ACE, Ltd.	11,031	665,059
Aflac, Inc.	22,600	1,506,742
Allied World Assurance Holdings, Ltd.	5,300	218,519
Allstate Corp.	3,500	176,260
American Financial Group, Inc.	48,150	1,320,273
American International Group, Inc.	45,600	2,106,720
Arch Capital Group, Ltd.*	12,700	897,255
Assurant, Inc.	20,000	1,300,000
Chubb Corp.	3,400	180,098
CNA Financial Corp.§	45,400	1,217,174
Endurance Specialty Holdings, Ltd.§	36,200	1,344,106
Erie Indemnity Co. Class A§	1,306	69,767
Hanover Insurance Group, Inc.	1,767	79,303
Hartford Financial Services Group, Inc.	2,200	156,794
Leucadia National Corp.§	5,823	298,254
Loews Corp.	48,600	2,046,546
Markel Corp.*	364	158,122
MetLife, Inc.	17,000	1,034,450
Prudential Financial, Inc.	24,800	1,877,608
Reinsurance Group of America, Inc.	12,900	670,542
RenaissanceRe Holdings, Ltd.	12,600	648,144
SAFECO Corp.	3,235	215,904
StanCorp Financial Group, Inc.	13,000	666,120
The PMI Group, Inc.§	3,107	17,492
Torchmark Corp.	23,900	1,547,286
Transatlantic Holdings, Inc.	624	40,466
Travelers Companies, Inc.	9,000	453,600
Unitrin, Inc.§	1,638	62,146
Unum Group	13,400	311,014
W.R. Berkley Corp.	29,900	768,131
XL Capital, Ltd. Class A§	5,868	204,734
		22,258,629
Internet Software & Services (0.1%)
IAC/InterActiveCorp*	15,100	314,231
IT Consulting & Services (0.2%)
Accenture, Ltd. Class A	13,800	518,190

See Accompanying Notes to Financial Statements.

Credit Suisse Large Cap Value Fund
Schedule of Investments (continued)
April 30, 2008 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Leisure Equipment & Products (0.7%)
Callaway Golf Co.§	28,400	$390,216
Mattel, Inc.§	64,800	1,215,000
		1,605,216
Machinery (2.9%)
AGCO Corp.*	1,103	66,323
Cummins, Inc.	27,600	1,729,140
Deere & Co.	8,100	680,967
Dover Corp.	21,200	1,048,764
Eaton Corp.	15,200	1,335,168
Manitowoc Company, Inc.§	8,300	313,906
Parker Hannifin Corp.	16,700	1,333,495
The Timken Co.	7,900	285,585
		6,793,348
Media (2.5%)
Cablevision Systems Corp.*§	44,500	1,023,500
Clear Channel Communications, Inc.	14,299	431,115
Comcast Corp. Class A	8,700	178,785
News Corp. Class A	13,000	232,700
Regal Entertainment Group Class A§	70,800	1,342,368
Time Warner, Inc.	54,300	806,355
Walt Disney Co.§	55,400	1,796,622
		5,811,445
Metals & Mining (1.9%)
Alcoa, Inc.	30,174	1,049,452
Alpha Natural Resources, Inc.*	7,100	345,415
Freeport-McMoRan Copper & Gold, Inc.	11,200	1,274,000
Nucor Corp.	14,000	1,057,000
Southern Copper Corp.§	7,200	826,272
		4,552,139
Multiline Retail (0.2%)
Big Lots, Inc.*§	13,100	354,093
Wal-Mart Stores, Inc.	2,300	133,354
		487,447
Oil & Gas (18.8%)
Anadarko Petroleum Corp.	5,500	366,080
Apache Corp.	9,600	1,292,928
Chesapeake Energy Corp.§	3,700	191,290
Chevron Corp.	101,400	9,749,610
ConocoPhillips	74,400	6,409,560
Devon Energy Corp.	14,500	1,644,300
Exxon Mobil Corp.	176,500	16,426,855
Frontier Oil Corp.	41,000	1,018,850
Marathon Oil Corp.	40,300	1,836,471

See Accompanying Notes to Financial Statements.

Credit Suisse Large Cap Value Fund
Schedule of Investments (continued)
April 30, 2008 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Oil & Gas
Murphy Oil Corp.	15,000	$1,355,100
Occidental Petroleum Corp.	46,100	3,835,981
Valero Energy Corp.	2,300	112,355
		44,239,380
Paper & Forest Products (0.4%)
International Paper Co.	35,900	939,503
Pharmaceuticals (3.9%)
Bristol-Myers Squibb Co.	15,000	329,550
Johnson & Johnson	38,800	2,603,092
Merck & Company, Inc.	13,447	511,524
Pfizer, Inc.	251,900	5,065,709
Sepracor, Inc.*	28,400	612,020
Watson Pharmaceuticals, Inc.*§	4,300	133,472
		9,255,367
Road & Rail (0.2%)
CSX Corp.	3,000	188,850
Norfolk Southern Corp.	3,100	184,698
		373,548
Semiconductor Equipment & Products (1.2%)
Analog Devices, Inc.	15,800	508,918
Cree, Inc.*§	2,299	59,774
MEMC Electronic Materials, Inc.*	12,100	761,937
Microchip Technology, Inc.	12,700	466,725
Teradyne, Inc.*	3,117	41,425
Texas Instruments, Inc.	34,800	1,014,768
		2,853,547
Software (0.4%)
Autodesk, Inc.*	21,800	828,400
Specialty Retail (1.8%)
Abercrombie & Fitch Co. Class A	8,600	639,066
AnnTaylor Stores Corp.*	9,200	232,760
Bare Escentuals, Inc.*§	4,800	109,488
J. Crew Group, Inc.*	3,700	175,750
Lowe's Companies, Inc.	7,300	183,887
RadioShack Corp.§	77,000	1,070,300
The Gap, Inc.	72,300	1,346,226
The Home Depot, Inc.	6,000	172,800
The TJX Companies, Inc.	12,000	386,640
		4,316,917
Textiles & Apparel (0.0%)
Jones Apparel Group, Inc.	3,111	49,247

See Accompanying Notes to Financial Statements.

Credit Suisse Large Cap Value Fund
Schedule of Investments (continued)
April 30, 2008 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Tobacco (1.2%)
Altria Group, Inc.	21,900	$438,000
Loews Corp. Carolina Group	18,600	1,221,462
Philip Morris International, Inc.*	21,900	1,117,557
UST, Inc.§	2,400	124,968
		2,901,987
TOTAL COMMON STOCKS (Cost $216,189,611)		234,888,051
SHORT-TERM INVESTMENTS (12.1%)
State Street Navigator Prime Portfolio§§	28,038,065	28,038,065
	Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 1.100%, 5/01/08	$413	413,000
TOTAL SHORT-TERM INVESTMENTS (Cost $28,451,065)		28,451,065
TOTAL INVESTMENTS AT VALUE (111.8%) (Cost $244,640,676)		263,339,116
LIABILITIES IN EXCESS OF OTHER ASSETS (-11.8%)		(27,801,364)
NET ASSETS (100.0%)		$235,537,752

*  Non-income producing security.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Small Cap Core Fund
Schedule of Investments
April 30, 2008 (unaudited)

	Number of Shares	Value
COMMON STOCKS (97.1%)
Aerospace & Defense (1.7%)
Alliant Techsystems, Inc.*	6,100	$670,878
Cubic Corp.	28,200	764,502
Curtiss-Wright Corp.	25,900	1,229,991
Orbital Sciences Corp.*	2,000	53,820
Teledyne Technologies, Inc.*	2,000	117,460
		2,836,651
Air Freight & Couriers (0.2%)
Hub Group, Inc. Class A*	12,500	408,625
Airlines (0.3%)
Allegiant Travel Co*	400	10,900
SkyWest, Inc.	22,200	422,466
		433,366
Auto Components (1.5%)
Aftermarket Technology Corp.*	6,800	155,788
ArvinMeritor, Inc.§	1,000	14,940
Autoliv, Inc.	2,700	165,348
Cooper Tire & Rubber Co.	34,600	454,644
Lear Corp.*	5,100	145,707
LKQ Corp.*	73,600	1,601,536
		2,537,963
Banks (4.7%)
Boston Private Financial Holdings, Inc.§	11,800	109,740
Brookline Bancorp, Inc.§	2,000	21,600
Cascade Bancorp§	24,000	218,880
Cathay General Bancorp§	7,600	129,580
Central Pacific Financial Corp.§	25,500	468,180
Citizens Republic Bancorp, Inc.§	25,300	208,725
Corus Bankshares, Inc.§	2,900	21,257
Downey Financial Corp.§	600	8,484
East West Bancorp, Inc.§	42,700	608,048
First Bancorp.	22,000	226,380
First Citizens BancShares, Inc.	1,400	197,078
First Financial Bancorp.	24,000	314,880
Flagstar Bancorp, Inc.§	1,700	10,404
Frontier Financial Corp.§	25,400	406,400
Hancock Holding Co.§	2,000	82,540
Hanmi Financial Corp.§	38,400	268,416
Pacific Capital Bancorp§	9,700	197,686
Prosperity Bancshares, Inc.§	18,200	563,654
Provident Bankshares Corp.§	38,100	488,061
Santander Bancorp§	19,200	217,152
South Financial Group, Inc.§	24,126	145,721
Sterling Financial Corp.§	37,900	462,759
Susquehanna Bancshares, Inc.§	2,000	39,780
SVB Financial Group*§	14,000	681,240

See Accompanying Notes to Financial Statements.

Credit Suisse Small Cap Core Fund
Schedule of Investments (continued)
April 30, 2008 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Banks
Synovus Financial Corp.§	24,900	$294,816
The Colonial BancGroup, Inc.§	1,200	9,768
UMB Financial Corp.	2,000	99,280
United Community Banks, Inc.§	34,300	470,939
Webster Financial Corp.	10,000	260,500
Whitney Holding Corp.	26,900	629,729
Wintrust Financial Corp.§	2,000	63,440
		7,925,117
Beverages (0.3%)
Boston Beer Company, Inc. Class A*§	9,400	416,420
Biotechnology (3.1%)
BioMarin Pharmaceutical, Inc.*	23,300	849,518
Cubist Pharmaceuticals, Inc.*§	16,100	311,696
Exelixis, Inc.*§	1,700	12,937
IDEXX Laboratories, Inc.*	20,600	1,095,920
LifeCell Corp.*§	12,000	609,360
Martek Biosciences Corp.*	17,300	609,998
OSI Pharmaceuticals, Inc.*	4,900	169,785
Pharmanet Development Group, Inc.*§	24,100	575,026
Regeneron Pharmaceuticals, Inc.*	26,500	519,930
Savient Pharmaceuticals, Inc.*	14,600	318,864
ViroPharma, Inc.*§	3,532	32,353
XenoPort, Inc.*	3,100	132,618
		5,238,005
Building Products (0.1%)
Drew Industries, Inc.*§	7,400	180,486
NCI Building Systems, Inc.*	500	12,070
		192,556
Chemicals (3.4%)
Ashland, Inc.	3,700	196,174
Calgon Carbon Corp.*§	19,000	270,750
CF Industries Holdings, Inc.	10,000	1,337,000
Chemtura Corp.	1,800	12,456
FMC Corp.	10,900	684,302
H.B. Fuller Co.	2,000	46,160
Innospec, Inc.	22,700	462,853
Lubrizol Corp.	13,600	793,152
NewMarket Corp.	4,400	285,692
Olin Corp.	16,300	328,771
OM Group, Inc.*§	23,000	1,259,480
W.R. Grace & Co.*	500	12,680
		5,689,470

See Accompanying Notes to Financial Statements.

Credit Suisse Small Cap Core Fund
Schedule of Investments (continued)
April 30, 2008 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Commercial Services & Supplies (4.4%)
Arbitron, Inc.§	2,000	$95,680
Atlas Air Worldwide Holdings, Inc.*	14,100	855,588
Basin Water, Inc.*§	2,200	8,624
Brink's Co.	11,700	851,175
Career Education Corp.*§	900	18,135
CDI Corp.	4,000	108,800
Clean Harbors, Inc.*	6,900	455,193
Con-way, Inc.	3,600	166,500
Consolidated Graphics, Inc.*	6,300	366,471
Corinthian Colleges, Inc.*§	1,700	19,295
Covanta Holding Corp.*	7,400	197,062
CSG Systems International, Inc.*	12,400	150,040
Darling International, Inc.*	47,300	722,271
DeVry, Inc.	3,100	176,700
FactSet Research Systems, Inc.§	2,000	120,060
G&K Services, Inc. Class A	8,400	264,852
Global Cash Access Holdings, Inc.*§	2,100	12,978
Heidrick & Struggles International, Inc.§	5,900	176,587
Hewitt Associates, Inc. Class A*	3,300	135,300
Intermec, Inc.*	600	12,672
Koppers Holdings, Inc.	9,700	469,868
Korn/Ferry International*	700	13,062
Net 1 UEPS Technologies, Inc.*	500	11,720
Pre-Paid Legal Services, Inc.*§	10,400	454,896
Stericycle, Inc.*	3,400	181,492
Strayer Education, Inc.	900	167,121
Team, Inc.*	5,600	166,488
Tetra Technologies, Inc.*§	9,700	204,961
Watson Wyatt Worldwide, Inc. Class A	14,000	820,680
		7,404,271
Communications Equipment (0.4%)
Arris Group, Inc.*	60,684	491,541
Plantronics, Inc.	7,000	174,370
		665,911
Computers & Peripherals (0.6%)
Hutchinson Technology, Inc.*§	26,900	380,366
NCR Corp.*	20,200	497,526
Smart Modular Technologies, Inc.*	15,600	94,068
		971,960
Construction & Engineering (1.5%)
Dycom Industries, Inc.*	1,000	14,380
EMCOR Group, Inc.*	2,000	50,120
Perini Corp.*	9,700	350,946
Shaw Group, Inc.*	41,800	2,065,756
		2,481,202

See Accompanying Notes to Financial Statements.

Credit Suisse Small Cap Core Fund
Schedule of Investments (continued)
April 30, 2008 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Containers & Packaging (0.5%)
Myers Industries, Inc.	12,000	$150,960
Rock-Tenn Co. Class A	18,400	624,312
		775,272
Distributor (0.0%)
Pool Corp.	2,000	43,660
Diversified Financials (1.2%)
Bankrate, Inc.*§	5,300	276,872
CBIZ, Inc.*§	23,600	209,332
FCStone Group, Inc.*§	4,600	190,532
Federated Investors, Inc. Class B	8,500	284,580
GAMCO Investors, Inc. Class A§	5,100	234,651
Greenhill & Company, Inc.§	3,200	208,160
IndyMac Bancorp, Inc.§	2,500	8,125
MF Global, Ltd.*	7,100	93,507
Nelnet, Inc. Class A§	1,000	12,790
optionsXpress Holdings, Inc.§	16,500	354,255
The First Marblehead Corp.§	1,600	5,920
World Acceptance Corp.*§	4,900	192,962
		2,071,686
Diversified Telecommunication Services (0.1%)
Cbeyond, Inc.*§	600	11,844
CenturyTel, Inc.	5,100	165,495
General Communication, Inc. Class A*§	1,900	11,799
PAETEC Holding Corp.*§	1,900	14,649
		203,787
Electric Utilities (1.1%)
Black Hills Corp.§	3,600	140,436
El Paso Electric Co.*	30,800	695,156
Hawaiian Electric Industries, Inc.§	16,300	401,795
ITC Holdings Corp.§	6,500	362,570
Ormat Technologies, Inc.	4,200	207,060
		1,807,017
Electronic Equipment & Instruments (6.2%)
Acuity Brands, Inc.§	15,600	746,304
American Superconductor Corp.*§	500	12,640
Analogic Corp.	4,800	276,432
Anixter International, Inc.*§	13,500	769,095
AZZ, Inc.*§	3,600	96,048
Belden, Inc.	16,400	553,336
Benchmark Electronics, Inc.*	33,200	590,296
Checkpoint Systems, Inc.*	2,000	51,860
Daktronics, Inc.§	2,000	29,580
EnerSys*§	17,600	411,840
FLIR Systems, Inc.*§	49,600	1,702,768
Ingram Micro, Inc.*	10,400	176,904

See Accompanying Notes to Financial Statements.

Credit Suisse Small Cap Core Fund
Schedule of Investments (continued)
April 30, 2008 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Electronic Equipment & Instruments
Littelfuse, Inc.*	9,600	$352,896
Methode Electronics, Inc.	40,100	434,684
Mettler-Toledo International, Inc.*	4,800	457,248
Molex, Inc.	14,500	411,510
MTS Systems Corp.	11,100	381,618
Plexus Corp.*	14,800	356,532
Regal-Beloit Corp.	15,400	571,186
Riverbed Technology, Inc.*	900	12,303
Rofin-Sinar Technologies, Inc.*	3,700	140,896
Technitrol, Inc.	14,700	308,700
Trimble Navigation, Ltd.*§	15,500	508,245
Varian, Inc.*	8,600	437,998
Woodward Governor Co.	19,300	678,009
		10,468,928
Energy Equipment & Services (6.1%)
Atwood Oceanics, Inc.*	13,300	1,339,177
Core Laboratories NV*	7,500	939,600
Dril-Quip, Inc.*	9,500	543,020
GulfMark Offshore, Inc.*§	5,200	310,960
Helmerich & Payne, Inc.	6,700	360,125
ION Geophysical Corp.*§	2,000	31,860
Lufkin Industries, Inc.	7,200	543,240
NATCO Group, Inc. Class A*	10,400	526,240
Oceaneering International, Inc.*	18,300	1,222,074
Oil States International, Inc.*	28,400	1,421,704
Tidewater, Inc.	8,300	541,326
Trico Marine Services, Inc.*§	9,100	342,979
Unit Corp.*	17,400	1,105,074
W-H Energy Services, Inc.*	13,300	1,027,957
		10,255,336
Food & Drug Retailing (2.6%)
Casey's General Stores, Inc.§	18,000	398,340
Flowers Foods, Inc.	48,500	1,255,665
Longs Drug Stores Corp.	23,600	945,416
Nash Finch Co.§	8,700	318,246
Performance Food Group Co.*	11,000	368,060
Terra Industries, Inc.*	27,600	1,044,936
The Great Atlantic & Pacific Tea Company, Inc.*§	2,000	55,040
		4,385,703
Food Products (1.5%)
Cal-Maine Foods, Inc.§	8,800	260,040
Chiquita Brands International, Inc.*§	6,500	147,875
Corn Products International, Inc.	13,300	616,854
Del Monte Foods Co.	14,100	127,182
Fresh Del Monte Produce, Inc.*	18,500	586,265

See Accompanying Notes to Financial Statements.

Credit Suisse Small Cap Core Fund
Schedule of Investments (continued)
April 30, 2008 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Food Products
Herbalife, Ltd.§	8,600	$376,508
Hormel Foods Corp.	7,600	299,516
Ralcorp Holdings, Inc.*	2,000	122,080
		2,536,320
Forestry & Paper (0.1%)
Louisiana-Pacific Corp.§	1,300	14,963
Neenah Paper, Inc.	2,000	45,960
Wausau Paper Corp.§	2,500	19,350
		80,273
Gas Utilities (3.3%)
Atmos Energy Corp.	29,200	808,256
Energen Corp.	13,800	941,712
MDU Resources Group, Inc.	5,100	147,237
National Fuel Gas Co.	16,700	854,706
Northwest Natural Gas Co.§	10,800	484,596
ONEOK, Inc.	6,300	303,156
Southern Union Co.	42,700	1,093,974
UGI Corp.	35,600	925,600
		5,559,237
Healthcare Equipment & Supplies (1.6%)
Accuray, Inc.*§	1,600	12,528
Bruker Corp.*	800	9,696
Haemonetics Corp.*	16,900	967,187
Integra LifeSciences Holdings*§	2,000	84,740
Kinetic Concepts, Inc.*	12,500	495,750
Mentor Corp.	2,000	58,540
Meridian Bioscience, Inc.§	15,899	428,160
STERIS Corp.	11,800	326,978
SurModics, Inc.*§	5,400	240,138
		2,623,717
Healthcare Providers & Services (5.4%)
Air Methods Corp.*§	14,900	597,490
Amedisys, Inc.*§	13,499	699,248
Amerigroup Corp.*	26,300	683,537
AmSurg Corp.*	12,700	324,358
Apria Healthcare Group, Inc.*	7,200	126,864
Centene Corp.*	2,000	36,740
eResearch Technology, Inc.*	11,700	142,506
Kindred Healthcare, Inc.*	6,200	147,126
MAXIMUS, Inc.	5,900	223,728
MedCath Corp.*§	3,300	61,248
Molina Healthcare, Inc.*§	16,300	404,729
Owens & Minor, Inc.	14,000	634,480
PARAXEL International Corp.*	35,800	909,320
Pediatrix Medical Group, Inc.*	17,700	1,203,954

See Accompanying Notes to Financial Statements.

Credit Suisse Small Cap Core Fund
Schedule of Investments (continued)
April 30, 2008 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Healthcare Providers & Services
Pharmaceutical Product Development, Inc.	15,300	$633,726
Res-Care, Inc.*	17,700	288,333
Sunrise Senior Living, Inc.*	15,400	330,330
WellCare Health Plans, Inc.*	35,400	1,549,812
		8,997,529
Hotels, Restaurants & Leisure (2.8%)
Bob Evans Farms, Inc.	7,000	196,490
CBRL Group, Inc.§	10,500	387,870
CEC Entertainment, Inc.*	11,900	442,680
Chipotle Mexican Grill, Inc. Class B*§	3,500	297,395
Choice Hotels International, Inc.	4,300	148,307
CKE Restaurants, Inc.§	3,000	31,470
Isle of Capri Casinos, Inc.*	1,600	10,784
Jack in the Box, Inc.*	36,800	984,400
Landry's Restaurants, Inc.§	16,200	258,714
Live Nation, Inc.*§	1,000	13,790
Lodgian, Inc.*	1,100	10,681
Morgans Hotel Group Co.*§	800	11,192
P.F. Chang's China Bistro, Inc.*§	10,100	313,403
Panera Bread Co. Class A*	2,000	104,520
Papa John's International, Inc.*§	12,300	332,100
Ruby Tuesday, Inc.§	1,600	13,616
Shuffle Master, Inc.*§	2,300	11,293
Sonic Corp.*§	2,000	43,980
Texas Roadhouse, Inc. Class A*§	2,000	23,600
Triarc Companies, Inc. Class B§	1,700	12,070
WMS Industries, Inc.*§	30,200	1,092,938
		4,741,293
Household Durables (0.6%)
KB Home§	9,300	209,250
Kimball International, Inc. Class B	1,100	11,297
La-Z-Boy, Inc.§	1,500	9,555
Meritage Homes Corp*§	600	11,382
NVR, Inc.*	500	306,750
Tupperware Brands Corp.	8,100	319,140
Universal Electronics, Inc.*§	2,000	51,400
		918,774
Industrial Conglomerates (0.9%)
Walter Industries, Inc.	21,200	1,470,432
Insurance (2.9%)
Allied World Assurance Holdings, Ltd.	3,700	152,551
American Equity Investment Life Holding Co.§	13,600	131,240
American Financial Group, Inc.	6,400	175,488
Arch Capital Group, Ltd.*	2,000	141,300
Argo Group International Holdings, Ltd.*	5,700	204,174
Aspen Insurance Holdings, Ltd.	10,600	275,494

See Accompanying Notes to Financial Statements.

Credit Suisse Small Cap Core Fund
Schedule of Investments (continued)
April 30, 2008 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Insurance
Conseco, Inc.*	13,100	$152,615
Endurance Specialty Holdings, Ltd.	3,400	126,242
HealthExtras, Inc.*	2,000	56,440
Infinity Property & Casualty Corp.	6,500	251,940
Max Capital Group, Ltd.	4,900	114,709
MGIC Investment Corp.§	10,200	132,906
Navigators Group, Inc.*	4,500	220,500
Philadelphia Consolidated Holding Corp.*	23,000	848,240
Platinum Underwriters Holdings, Ltd.	3,900	139,893
ProAssurance Corp.*§	7,600	402,268
Radian Group, Inc.§	21,100	113,940
Selective Insurance Group, Inc.	21,900	466,908
State Auto Financial Corp.	7,700	212,135
United Fire & Casualty Co.	8,900	293,255
Zenith National Insurance Corp.	7,100	263,694
		4,875,932
Internet & Catalog Retail (0.2%)
Blue Nile, Inc.*§	5,100	253,317
Coldwater Creek, Inc.*§	2,400	12,816
GSI Commerce, Inc.*	900	12,528
		278,661
Internet Software & Services (1.1%)
Acme Packet, Inc.*§	1,500	13,725
Allscripts Heathcare Solutions, Inc.*§	1,200	13,392
InfoSpace, Inc.	40,400	487,224
j2 Global Communications, Inc.*§	17,600	376,640
Sohu.com, Inc.*§	12,800	884,864
United Online, Inc.	2,000	21,360
		1,797,205
IT Consulting & Services (0.4%)
Acxiom Corp.	13,000	153,790
CACI International, Inc. Class A*§	9,700	486,164
		639,954
Leisure Equipment & Products (0.7%)
GeoEye, Inc.*	3,800	87,514
JAKKS Pacific, Inc.*§	14,500	340,605
Polaris Industries, Inc.§	11,900	553,945
RC2 Corp.*	13,000	240,500
Smith & Wesson Holding Corp.*§	2,400	18,000
		1,240,564
Machinery (5.9%)
AGCO Corp.*	18,600	1,118,418
American Railcar Industries, Inc.§	600	12,372
Applied Industrial Technologies, Inc.	14,500	350,320
Badger Meter, Inc.§	5,200	270,764

See Accompanying Notes to Financial Statements.

Credit Suisse Small Cap Core Fund
Schedule of Investments (continued)
April 30, 2008 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Machinery
Columbus McKinnon Corp.*	6,800	$192,508
Dionex Corp.*	14,700	1,149,834
EnPro Industries, Inc.*§	7,000	254,100
Esterline Technologies Corp.*	11,400	634,524
Flowserve Corp.	2,200	272,998
FreightCar America, Inc.	3,300	126,720
Gardner Denver, Inc.*	25,900	1,203,055
H&E Equipment Services, Inc.*§	10,800	141,588
Kaydon Corp.§	13,800	722,706
Kennametal, Inc.	5,500	191,235
Manitowoc Company, Inc.	22,000	832,040
MFRI, Inc.*	800	12,608
Mueller Industries, Inc.	17,500	566,475
Reliance Steel & Aluminum Co.	3,700	224,886
Robbins & Myers, Inc.	15,300	609,858
RSC Holdings, Inc.*§	11,900	109,956
Taylor Devices, Inc.*	2,600	13,130
Titan International, Inc.§	3,800	135,394
Valmont Industries, Inc.§	7,600	748,296
		9,893,785
Marine (0.4%)
Genco Shipping & Trading, Ltd.§	8,000	541,200
Kirby Corp.*	2,000	109,680
		650,880
Media (0.7%)
Getty Images, Inc.*	400	13,060
Harte-Hanks, Inc.§	9,300	127,038
Interactive Data Corp.	6,100	164,578
LodgeNet Interactive Corp.*§	2,000	12,240
Meredith Corp.§	3,600	116,676
Netflix, Inc.*§	9,700	310,206
R.H. Donnelley Corp.*§	2,400	11,496
Regal Entertainment Group Class A§	16,200	307,152
Scholastic Corp.*§	6,100	171,715
Warner Music Group Corp.	2,300	19,987
		1,254,148
Metals & Mining (4.4%)
AK Steel Holding Corp.	14,800	929,144
Century Aluminum Co.*	13,600	942,344
Cleveland-Cliffs, Inc.	11,000	1,764,400
Compass Minerals International, Inc.	13,300	837,900
GrafTech International, Ltd.*	23,700	465,705
Hecla Mining Co.*	65,300	669,978
Massey Energy Co.	34,600	1,810,618
Stillwater Mining Co.*§	800	11,344
		7,431,433

See Accompanying Notes to Financial Statements.

Credit Suisse Small Cap Core Fund
Schedule of Investments (continued)
April 30, 2008 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Multiline Retail (0.5%)
Big Lots, Inc.*§	17,700	$478,431
BJ's Wholesale Club, Inc.*	5,200	198,224
Dillard's, Inc. Class A§	600	12,240
Dollar Tree, Inc.*	5,800	183,280
Retail Ventures, Inc.*§	2,600	13,338
		885,513
Oil & Gas (6.0%)
Bois d'Arc Energy, Inc.*§	21,200	506,680
BPZ Resources, Inc.*§	6,800	132,464
Cabot Oil & Gas Corp.	32,500	1,851,525
Comstock Resources, Inc.*	6,200	282,038
Concho Resources, Inc.*	5,400	148,878
Continental Resources, Inc.*§	21,000	902,370
Frontier Oil Corp.	7,100	176,435
Gulfport Energy Corp.*§	9,300	107,787
Helix Energy Solutions Group, Inc.*	36,200	1,250,710
Holly Corp.	5,500	228,140
Mariner Energy, Inc.*	10,500	289,380
Petroleum Development Corp.*	7,200	541,656
St. Mary Land & Exploration Co.	2,000	87,440
Stone Energy Corp.*	25,900	1,578,346
Swift Energy Co.*	16,500	860,310
W&T Offshore, Inc.	27,700	1,132,930
		10,077,089
Personal Products (0.3%)
Chattem, Inc.*§	7,000	489,160
Pharmaceuticals (0.5%)
InterMune, Inc.*§	700	11,095
MannKind Corp.*§	2,100	5,460
Nektar Therapeutics*	1,800	8,676
Obagi Medical Products, Inc.*	1,500	12,015
Sciele Pharma, Inc.*	24,300	468,261
Sepracor, Inc.*	6,000	129,300
Synutra International, Inc.*§	400	13,280
Watson Pharmaceuticals, Inc.*	6,500	201,760
		849,847
Real Estate (4.5%)
Anthracite Capital, Inc.§	12,200	95,160
Anworth Mortgage Asset Corp.	6,800	45,424
Ashford Hospitality Trust	43,900	254,181
Brandywine Realty Trust	17,400	303,630
BRE Properties, Inc.	3,600	172,620
Colonial Properties Trust	23,200	562,136
EastGroup Properties, Inc.§	9,900	472,329
Entertainment Properties Trust	15,700	837,752

See Accompanying Notes to Financial Statements.

Credit Suisse Small Cap Core Fund
Schedule of Investments (continued)
April 30, 2008 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Real Estate
Essex Property Trust, Inc.	8,300	$987,700
FelCor Lodging Trust, Inc.	22,900	288,311
HRPT Properties Trust	42,800	296,604
Jones Lang LaSalle, Inc.	4,400	341,484
Lexington Realty Trust	27,800	400,320
Mid-America Apartment Communities, Inc.	14,200	745,500
National Health Investors, Inc.	15,700	480,263
Parkway Properties, Inc.	12,400	491,784
Pennsylvania Real Estate Investment Trust§	11,700	294,606
Ramco-Gershenson Properties Trust	13,500	303,345
Realty Income Corp.§	9,000	236,790
		7,609,939
Road & Rail (0.8%)
AMERCO*§	200	11,486
Arkansas Best Corp.§	14,800	584,304
Dollar Thrifty Automotive Group, Inc.*§	900	11,871
Forward Air Corp.§	2,000	68,180
Genesee & Wyoming, Inc. Class A*	9,300	331,824
Heartland Express, Inc.§	2,000	30,940
J.B. Hunt Transport Services, Inc.§	4,600	156,262
Knight Transportation, Inc.§	2,000	33,980
Pacer International, Inc.§	700	12,992
Werner Enterprises, Inc.§	8,900	173,105
		1,414,944
Semiconductor Equipment & Products (2.9%)
Advanced Energy Industries, Inc.*	30,400	425,600
Amkor Technology, Inc.*§	40,200	383,910
ATMI, Inc.*	2,000	58,880
Brooks Automation, Inc.*	3,100	32,116
Cabot Microelectronics Corp.*§	12,800	435,840
Cymer, Inc.*§	18,300	475,617
Diodes, Inc.*§	2,000	54,080
Entegris, Inc.*	26,300	198,302
FormFactor, Inc.*§	600	11,562
MKS Instruments, Inc.*	33,600	767,760
OmniVision Technologies, Inc.*§	28,200	452,328
ON Semiconductor Corp.*§	2,000	14,940
PMC-Sierra, Inc.*§	2,100	16,317
QLogic Corp.*	11,200	178,752
Semtech Corp.*	12,100	196,504
Skyworks Solutions, Inc.*§	31,100	270,259
Standard Microsystems Corp.*§	6,900	204,585
Teradyne, Inc.*	21,100	280,419
Tessera Technologies, Inc.*	600	12,144
Varian Semiconductor Equipment Associates, Inc.*	49	1,795
Zoran Corp.*	34,700	456,652
		4,928,362

See Accompanying Notes to Financial Statements.

Credit Suisse Small Cap Core Fund
Schedule of Investments (continued)
April 30, 2008 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Software (4.2%)
ACI Worldwide, Inc.*§	600	$13,260
ANSYS, Inc.*	10,300	414,369
Aspen Technology, Inc.*	38,700	531,738
Cognex Corp.	2,500	63,000
Epicor Software Corp.*§	19,400	155,200
Informatica Corp.*	31,200	497,952
JDA Software Group, Inc.*	46,300	875,070
MICROS Systems, Inc.*	27,700	987,505
MicroStrategy, Inc. Class A*	4,200	372,666
Parametric Technology Corp.*	11,500	200,445
Phoenix Technologies, Ltd.*	17,100	201,609
Progress Software Corp.*	2,000	60,460
SPSS, Inc.*	22,500	950,400
Sybase, Inc.*	17,300	508,966
Take-Two Interactive Software, Inc.*	30,400	797,696
Taleo Corp. Class A*	16,900	329,550
TIBCO Software, Inc.*	1,800	13,806
VASCO Data Security International, Inc.*§	900	9,081
VeriFone Holdings, Inc.*§	900	10,071
		6,992,844
Specialty Retail (2.6%)
Aaron Rents, Inc.§	2,000	49,800
Aeropostale, Inc.*§	10,600	336,974
Barnes & Noble, Inc.§	6,500	209,820
bebe Stores, Inc.§	1,100	10,989
Buckle, Inc.§	6,500	315,770
Cato Corp. Class A	9,300	160,425
Charming Shoppes, Inc.*§	2,500	12,900
Chico's FAS, Inc.*	1,800	12,726
Christopher & Banks Corp.§	1,200	14,220
Dress Barn, Inc.*§	13,200	177,672
Hanesbrands, Inc.*	4,700	164,594
Jos. A. Bank Clothiers, Inc.*§	20,400	497,964
Men's Wearhouse, Inc.	38,000	1,011,940
OfficeMax, Inc.	600	10,962
Rent-A-Center, Inc.*	17,000	366,010
The Gymboree Corp.*	2,000	86,440
The Talbots, Inc.§	900	7,227
Tractor Supply Co.*§	11,700	416,052
United Rentals, Inc.*	21,100	397,524
Zumiez, Inc.*§	2,700	56,565
		4,316,574
Textiles & Apparel (1.4%)
Brown Shoe Co., Inc.§	15,300	255,204
Crocs, Inc.*§	34,900	356,329
Deckers Outdoor Corp.*	6,700	925,069
K-Swiss, Inc. Class A§	800	11,720

See Accompanying Notes to Financial Statements.

Credit Suisse Small Cap Core Fund
Schedule of Investments (continued)
April 30, 2008 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Textiles & Apparel
Movado Group, Inc.	11,600	$253,344
Oxford Industries, Inc.	2,500	69,475
Quiksilver, Inc.*	3,000	29,190
Sealy Corp.§	16,200	98,820
Skechers U.S.A., Inc. Class A*	600	14,190
Volcom, Inc.*§	600	11,394
Warnaco Group, Inc.*	5,700	262,998
Wolverine World Wide, Inc.	2,000	57,480
		2,345,213
Tobacco (0.4%)
Universal Corp.§	10,400	667,576
Water Utilities (0.1%)
American States Water Co.§	4,900	171,598
Wireless Telecommunication Services (0.0%)
Centennial Communications Corp.*§	2,100	12,726
GoAmerica, Inc.*§	2,200	13,794
		26,520
TOTAL COMMON STOCKS (Cost $158,162,900)		162,978,222
SHORT-TERM INVESTMENTS (24.8%)
State Street Navigator Prime Portfolio§§	36,339,549	36,339,549
	Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 1.100%, 5/01/08	$5,161	5,161,000
TOTAL SHORT-TERM INVESTMENTS (Cost $41,500,549)		41,500,549
TOTAL INVESTMENTS AT VALUE (121.9%) (Cost $199,663,449)		204,478,771
LIABILITIES IN EXCESS OF OTHER ASSETS (-21.9%)		(36,685,642)
NET ASSETS (100.0%)		$167,793,129

*  Non-income producing security.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Funds
Statements of Assets and Liabilities
April 30, 2008 (unaudited)

	Large Cap Value Fund	Small Cap Core Fund
Assets
Investments at value, including collateral for securities on loan of $28,038,065 and $36,339,549 (Cost 244,640,676 and $199,663,449, respectively) (Note 2)	$263,339,116[1]	$204,478,771[2]
Cash	922	502
Receivable for investments sold	8,037,689	—
Dividends receivable	293,382	78,688
Receivable for fund shares sold	238,752	131,598
Prepaid expenses and other assets	42,109	52,720
Total Assets	271,951,970	204,742,279
Liabilities
Advisory fee payable (Note 3)	96,116	96,420
Administrative services fee payable (Note 3)	15,044	1,972
Shareholders servicing/Distribution fee payable (Note 3)	52,945	44,363
Payable upon return of securities loaned (Note 2)	28,038,065	36,339,549
Payable for investments purchased	7,809,570	—
Payable for fund shares redeemed	137,019	229,333
Trustees' fee payable	11,831	11,831
Other accrued expenses payable	253,628	225,682
Total Liabilities	36,414,218	36,949,150
Net Assets
Capital stock, $.001 par value (Note 6)	16,858	14,024
Paid-in capital (Note 6)	230,421,047	176,639,907
Undistributed net investment income (loss)	203,976	(238,633)
Accumulated net realized loss on investments	(13,802,569)	(13,437,491)
Net unrealized appreciation from investments	18,698,440	4,815,322
Net Assets	$235,537,752	$167,793,129
Common Shares
Net assets	$438,043	$28,592,825
Shares outstanding	31,543	2,357,791
Net asset value, offering price, and redemption price per share	$13.89	$12.13
Advisor Shares
Net assets	$3,617,209	N/A
Shares outstanding	257,379	N/A
Net asset value, offering price, and redemption price per share	$14.05	N/A

See Accompanying Notes to Financial Statements.

Credit Suisse Funds
Statements of Assets and Liabilities (continued)
April 30, 2008 (unaudited)

	Large Cap Value Fund	Small Cap Core Fund
A Shares
Net assets	$224,244,742	$123,044,587
Shares outstanding	16,038,534	10,028,976
Net asset value and redemption price per share	$13.98	$12.27
Maximum offering price per share (net asset value/(1-5.75%))	$14.83	$13.02
B Shares
Net assets	$5,617,060	$6,218,144
Shares outstanding	410,833	626,493
Net asset value and offering price per share	$13.67	$9.93
C Shares
Net assets	$1,620,698	$9,937,573
Shares outstanding	119,574	1,010,871
Net asset value and offering price per share	$13.55	$9.83

1  Including $27,365,071 of securities on loan.

2  Including $35,430,617 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Funds
Statements of Operations
For the Six Months Ended April 30, 2008 (unaudited)

	Large Cap Value Fund	Small Cap Core Fund
Investment Income (Note 2)
Dividends	$3,240,456	$1,046,515
Interest	22,172	11,680
Securities lending	80,708	226,635
Foreign taxes withheld	—	(1,165)
Total investment income	3,343,336	1,283,665
Expenses
Investment advisory fees (Note 3)	629,003	661,535
Administrative services fees (Note 3)	149,703	112,461
Shareholder servicing/Distribution fees (Note 3)
Common Class	—	45,359
Advisor Class	10,225	—
Class A	298,185	167,681
Class B	33,688	34,717
Class C	8,821	58,167
Transfer agent fees (Note 3)	267,766	182,808
Printing fees (Note 3)	78,761	103,730
Registration fees	30,654	46,540
Audit and tax fees	23,158	23,369
Trustees' fees	12,161	12,161
Legal fees	10,177	11,712
Custodian fees	7,748	24,088
Insurance expense	3,317	2,831
Commitment fees (Note 4)	2,583	1,181
Interest expense (Note 4)	—	15,997
Miscellaneous expense	13,214	17,961
Total expenses	1,579,164	1,522,298
Net investment income (loss)	1,764,172	(238,633)
Net Realized and Unrealized Gain (Loss) from Investments
Net realized loss from investments	(13,256,007)	(11,488,804)
Net change in unrealized appreciation (depreciation) from investments	(21,714,517)	(21,110,248)
Net realized and unrealized loss from investments	(34,970,524)	(32,599,052)
Net decrease in net assets resulting from operations	$(33,206,352)	$(32,837,685)

See Accompanying Notes to Financial Statements.

Credit Suisse Funds
Statements of Changes in Net Assets

	Large Cap Value Fund		Small Cap Core Fund
	For the Six Months Ended April 30, 2008 (unaudited)	For the Year Ended October 31, 2007	For the Six Months Ended April 30, 2008 (unaudited)	For the Year Ended October 31, 2007
From Operations
Net investment income (loss)	$1,764,172	$3,402,070	$(238,633)	$(1,282,761)
Net realized gain (loss) from investments and futures contracts	(13,256,007)	47,875,606	(11,488,804)	82,850,616
Net change in unrealized appreciation (depreciation) from investments	(21,714,517)	(20,353,000)	(21,110,248)	(54,277,099)
Net increase (decrease) in net assets resulting from operations	(33,206,352)	30,924,676	(32,837,685)	27,290,756
From Dividends and Distributions
Dividends from net investment income
Common Class shares	(4,304)	(8,128)	—	(443,533)
Advisor Class shares	(27,810)	(47,395)	—	—
Class A shares	(1,923,717)	(3,148,980)	—	(1,047,496)
Class B shares	(27,095)	(35,780)	—	(7,318)
Class C shares	(7,122)	(7,596)	—	(9,246)
Distributions from net realized gains
Common Class shares	(93,955)	(121,952)	(18,726,370)	(10,787,263)
Advisor Class shares	(809,768)	(1,189,286)	—	—
Class A shares	(45,714,836)	(59,880,116)	(55,796,532)	(36,102,988)
Class B shares	(1,401,314)	(2,873,710)	(3,314,156)	(2,083,903)
Class C shares	(349,709)	(536,230)	(5,876,025)	(2,781,596)
Net decrease in net assets resulting from dividends and distributions	(50,359,630)	(67,849,173)	(83,713,083)	(53,263,343)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	5,709,376	21,394,602	8,851,908	28,165,427
Reinvestment of dividends and distributions	46,328,381	62,317,135	78,197,396	48,478,465
Net asset value of shares redeemed	(30,431,405)	(79,174,493)	(53,660,507)	(161,740,661)
Net increase (decrease) in net assets from capital share transactions	21,606,352	4,537,244	33,388,797	(85,096,769)
Net decrease in net assets	(61,959,630)	(32,387,253)	(83,161,971)	(111,069,356)
Net Assets
Beginning of period	297,497,382	329,884,635	250,955,100	362,024,456
End of period	$235,537,752	$297,497,382	$167,793,129	$250,955,100
Undistributed net investment income (loss)	$203,976	$429,852	$(238,633)	$—

See Accompanying Notes to Financial Statements.

Credit Suisse Large Cap Value Fund
Financial Highlights
(For a Common Class Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2008	For the Year Ended October 31,
	(unaudited)	2007	2006	2005	2004	2003
Per share data
Net asset value, beginning of period	$19.17	$21.93	$20.97	$19.98	$18.61	$16.82
INVESTMENT OPERATIONS
Net investment income[1]	0.12	0.26	0.28	0.24	0.23	0.14
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(2.06)	1.68	3.42	2.32	1.87	2.10
Total from investment operations	(1.94)	1.94	3.70	2.56	2.10	2.24
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(1.67)	(0.25)	(0.26)	(0.25)	(0.23)	(0.14)
Distributions from net realized gains	(1.67)	(4.45)	(2.48)	(1.32)	(0.50)	(0.31)
Total dividends and distributions	(3.34)	(4.70)	(2.74)	(1.57)	(0.73)	(0.45)
Net asset value, end of period	$13.89	$19.17	$21.93	$20.97	$19.98	$18.61
Total return[2]	(11.33)%	10.59%	19.44%	13.34%	11.51%	13.63%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$438	$570	$600	$591	$664	$737
Ratio of expenses to average net assets	0.98%[3]	0.82%	0.89%	0.91%	0.95%	1.24%
Ratio of net investment income to average net assets	1.68%[3]	1.37%	1.37%	1.15%	1.16%	0.82%
Portfolio turnover rate	56%	163%	78%	58%	48%	53%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

3  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Large Cap Value Fund
Financial Highlights
(For an Advisor Class Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2008	For the Year Ended October 31,
	(unaudited)	2007	2006	2005	2004	2003[1]
Per share data
Net asset value, beginning of period	$19.33	$22.08	$21.10	$20.09	$18.71	$17.84
INVESTMENT OPERATIONS
Net investment income[2]	0.09	0.17	0.18	0.14	0.13	0.04
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(2.08)	1.69	3.44	2.34	1.88	0.83
Total from investment operations	(1.99)	1.86	3.62	2.48	2.01	0.87
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(1.62)	(0.16)	(0.16)	(0.15)	(0.13)	(0.00)[3]
Distributions from net realized gains	(1.67)	(4.45)	(2.48)	(1.32)	(0.50)	—
Total dividends and distributions	(3.29)	(4.61)	(2.64)	(1.47)	(0.63)	—
Net asset value, end of period	$14.05	$19.33	$22.08	$21.10	$20.09	$18.71
Total return[4]	(11.45)%	10.01%	18.84%	12.81%	10.96%	4.90%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$3,617	$5,234	$5,806	$8,368	$12,228	$22,336
Ratio of expenses to average net assets	1.48%[5]	1.32%	1.39%	1.41%	1.45%	1.49%[5]
Ratio of net investment income to average net assets	1.20%[5]	0.87%	0.87%	0.65%	0.66%	0.51%[5]
Portfolio turnover rate	56%	163%	78%	58%	48%	53%

1  For the period June 6, 2003 (inception date) through October 31, 2003.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $(0.01) per share.

4  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Large Cap Value Fund
Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2008	For the Year Ended October 31,
	(unaudited)	2007	2006	2005	2004	2003
Per share data
Net asset value, beginning of period	$19.28	$22.03	$21.05	$20.05	$18.68	$16.83
INVESTMENT OPERATIONS
Net investment income[1]	0.11	0.22	0.22	0.19	0.18	0.14
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(2.10)	1.69	3.45	2.33	1.87	2.15
Total from investment operations	(1.99)	1.91	3.67	2.52	2.05	2.29
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(1.64)	(0.21)	(0.21)	(0.20)	(0.18)	(0.13)
Distributions from net realized gains	(1.67)	(4.45)	(2.48)	(1.32)	(0.50)	(0.31)
Total dividends and distributions	(3.31)	(4.66)	(2.69)	(1.52)	(0.68)	(0.44)
Net asset value, end of period	$13.98	$19.28	$22.03	$21.05	$20.05	$18.68
Total return[2]	(11.49)%	10.32%	19.18%	13.06%	11.19%	13.97%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$224,245	$280,329	$305,866	$300,777	$302,823	$306,410
Ratio of expenses to average net assets	1.23%[3]	1.07%	1.14%	1.16%	1.20%	1.24%
Ratio of net investment income to average net assets	1.43%[3]	1.12%	1.12%	0.91%	0.91%	0.78%
Portfolio turnover rate	56%	163%	78%	58%	48%	53%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

3  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Large Cap Value Fund
Financial Highlights
(For a Class B Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2008	For the Year Ended October 31,
	(unaudited)	2007	2006	2005	2004	2003
Per share data
Net asset value, beginning of period	$18.92	$21.70	$20.78	$19.81	$18.46	$16.66
INVESTMENT OPERATIONS
Net investment income[1]	0.05	0.07	0.07	0.04	0.03	0.01
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(2.05)	1.66	3.39	2.30	1.85	2.13
Total from investment operations	(2.00)	1.73	3.46	2.34	1.88	2.14
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(1.58)	(0.06)	(0.06)	(0.05)	(0.03)	(0.03)
Distributions from net realized gains	(1.67)	(4.45)	(2.48)	(1.32)	(0.50)	(0.31)
Total dividends and distributions	(3.25)	(4.51)	(2.54)	(1.37)	(0.53)	(0.34)
Net asset value, end of period	$13.67	$18.92	$21.70	$20.78	$19.81	$18.46
Total return[2]	(11.81)%	9.49%	18.25%	12.23%	10.40%	13.07%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$5,617	$9,224	$14,994	$20,057	$25,118	$29,696
Ratio of expenses to average net assets	1.98%[3]	1.82%	1.89%	1.91%	1.95%	1.99%
Ratio of net investment income to average net assets	0.71%[3]	0.39%	0.37%	0.15%	0.16%	0.06%
Portfolio turnover rate	56%	163%	78%	58%	48%	53%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

3  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Large Cap Value Fund
Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2008	For the Year Ended October 31,
	(unaudited)	2007	2006	2005	2004	2003
Per share data
Net asset value, beginning of period	$18.79	$21.58	$20.68	$19.72	$18.38	$16.58
INVESTMENT OPERATIONS
Net investment income[1]	0.05	0.07	0.07	0.03	0.03	0.01
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(2.04)	1.65	3.37	2.30	1.84	2.13
Total from investment operations	(1.99)	1.72	3.44	2.33	1.87	2.14
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(1.58)	(0.06)	(0.06)	(0.05)	(0.03)	(0.03)
Distributions from net realized gains	(1.67)	(4.45)	(2.48)	(1.32)	(0.50)	(0.31)
Total dividends and distributions	(3.25)	(4.51)	(2.54)	(1.37)	(0.53)	(0.34)
Net asset value, end of period	$13.55	$18.79	$21.58	$20.68	$19.72	$18.38
Total return[2]	(11.84)%	9.50%	18.25%	12.23%	10.39%	13.14%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$1,621	$2,140	$2,618	$3,638	$3,736	$3,479
Ratio of expenses to average net assets	1.98%[3]	1.82%	1.89%	1.91%	1.95%	1.99%
Ratio of net investment income to average net assets	0.69%[3]	0.39%	0.37%	0.15%	0.16%	0.06%
Portfolio turnover rate	56%	163%	78%	58%	48%	53%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

3  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Small Cap Core Fund
Financial Highlights
(For a Common Class Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2008	For the Year Ended October 31,
	(unaudited)	2007	2006	2005	2004	2003
Per share data
Net asset value, beginning of period	$22.41	$24.33	$23.84	$22.66	$20.02	$18.56
INVESTMENT OPERATIONS
Net investment income (loss)[1]	(0.01)	(0.08)	0.11	(0.03)	(0.05)	(0.02)
Net gain (loss) on investments and futures contracts (both realized and unrealized)	(2.61)	2.16	2.85	3.39	3.75	3.08
Total from investment operations	(2.62)	2.08	2.96	3.36	3.70	3.06
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	—	(0.14)	—	—	—	(0.01)
Distributions from net realized gains	(7.66)	(3.86)	(2.47)	(2.18)	(1.06)	(1.59)
Total dividends and distributions	(7.66)	(4.00)	(2.47)	(2.18)	(1.06)	(1.60)
Net asset value, end of period	$12.13	$22.41	$24.33	$23.84	$22.66	$20.02
Total return[2]	(13.69)%	9.58%	13.23%	15.56%	19.14%	17.75%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$28,593	$57,452	$70,525	$74,013	$50,068	$47,969
Ratio of expenses to average net assets	1.53%[3]	1.34%	1.37%	1.38%	1.42%	1.48%
Ratio of net investment income (loss) to average net assets	(0.15)%[3]	(0.39)%	0.47%	(0.16)%	(0.22)%	(0.10)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	—	—	—	—	—	0.04%
Portfolio turnover rate	82%	262%	67%	43%	41%	30%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

3  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Small Cap Core Fund
Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2008	For the Year Ended October 31,
	(unaudited)	2007	2006	2005	2004	2003
Per share data
Net asset value, beginning of period	$22.57	$24.44	$23.94	$22.75	$20.10	$18.62
INVESTMENT OPERATIONS
Net investment income (loss)[1]	(0.01)	(0.08)	0.12	(0.04)	(0.05)	(0.02)
Net gain (loss) on investments and futures contracts (both realized and unrealized)	(2.63)	2.18	2.85	3.42	3.76	3.10
Total from investment operations	(2.64)	2.10	2.97	3.38	3.71	3.08
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	—	(0.11)	—	—	—	(0.01)
Distributions from net realized gains	(7.66)	(3.86)	(2.47)	(2.19)	(1.06)	(1.59)
Total dividends and distributions	(7.66)	(3.97)	(2.47)	(2.19)	(1.06)	(1.60)
Net asset value, end of period	$12.27	$22.57	$24.44	$23.94	$22.75	$20.10
Total return[2]	(13.69)%	9.61%	13.22%	15.54%	19.11%	17.80%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$123,045	$169,076	$263,006	$227,166	$198,773	$188,318
Ratio of expenses to average net assets	1.54%[3]	1.35%	1.37%	1.38%	1.42%	1.48%
Ratio of net investment income (loss) to average net assets	(0.19)%[3]	(0.38)%	0.47%	(0.16)%	(0.22)%	(0.11)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	—	—	—	—	—	0.04%
Portfolio turnover rate	82%	262%	67%	43%	41%	30%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

3  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Small Cap Core Fund
Financial Highlights
(For a Class B Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2008	For the Year Ended October 31,
	(unaudited)	2007	2006	2005	2004	2003
Per share data
Net asset value, beginning of period	$19.91	$22.07	$21.99	$21.20	$18.93	$17.74
INVESTMENT OPERATIONS
Net investment loss[1]	(0.05)	(0.22)	(0.06)	(0.20)	(0.20)	(0.15)
Net gain (loss) on investments and futures contracts (both realized and unrealized)	(2.27)	1.93	2.61	3.17	3.53	2.93
Total from investment operations	(2.32)	1.71	2.55	2.97	3.33	2.78
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	—	(0.01)	—	—	—	—
Distributions from net realized gains	(7.66)	(3.86)	(2.47)	(2.18)	(1.06)	(1.59)
Total dividends and distributions	(7.66)	(3.87)	(2.47)	(2.18)	(1.06)	(1.59)
Net asset value, end of period	$9.93	$19.91	$22.07	$21.99	$21.20	$18.93
Total return[2]	(14.00)%	8.74%	12.41%	14.72%	18.25%	16.88%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$6,218	$9,122	$12,465	$18,133	$20,425	$22,669
Ratio of expenses to average net assets	2.29%[3]	2.10%	2.12%	2.13%	2.17%	2.23%
Ratio of net investment loss to average net assets	(0.94)%[3]	(1.13)%	(0.28)%	(0.91)%	(0.97)%	(0.86)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	—	—	—	—	—	0.04%
Portfolio turnover rate	82%	262%	67%	43%	41%	30%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

3  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Small Cap Core Fund
Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2008	For the Year Ended October 31,
	(unaudited)	2007	2006	2005	2004	2003
Per share data
Net asset value, beginning of period	$19.80	$21.97	$21.91	$21.13	$18.87	$17.69
INVESTMENT OPERATIONS
Net investment loss[1]	(0.05)	(0.22)	(0.06)	(0.20)	(0.19)	(0.15)
Net gain (loss) on investments and futures contracts (both realized and unrealized)	(2.26)	1.92	2.59	3.16	3.51	2.92
Total from investment operations	(2.31)	1.70	2.53	2.96	3.32	2.77
LESS DIVIDENDS AND DSITRIBUTIONS
Dividends from net investment income	—	(0.01)	—	—	—	—
Distributions from net realized gains	(7.66)	(3.86)	(2.47)	(2.18)	(1.06)	(1.59)
Total dividends and distributions	(7.66)	(3.87)	(2.47)	(2.18)	(1.06)	(1.59)
Net asset value, end of period	$9.83	$19.80	$21.97	$21.91	$21.13	$18.87
Total return[2]	(14.05)%	8.74%	12.36%	14.72%	18.25%	16.87%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$9,938	$15,305	$16,028	$16,079	$11,613	$8,138
Ratio of expenses to average net assets	2.29%[3]	2.10%	2.12%	2.13%	2.17%	2.23%
Ratio of net investment loss to average net assets	(0.94)%[3]	(1.14)%	(0.28)%	(0.91)%	(0.97)%	(0.86)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	—	—	—	—	—	0.04%
Portfolio turnover rate	82%	262%	67%	43%	41%	30%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

3  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Funds
Notes to Financial Statements
April 30, 2008 (unaudited)

Note 1. Organization

The Credit Suisse Capital Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company and currently offers three managed investment funds, two of which, the Credit Suisse Large Cap Value Fund ("Large Cap Value") and Credit Suisse Small Cap Core Fund ("Small Cap Core"), (each a "Fund" and collectively, the "Funds") are contained in this report. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on November 26, 1985. Each Fund is classified as diversified. Investment objectives for each Fund are as follows: Large Cap Value seeks long-term capital appreciation and continuity of income; Small Cap Core seeks a high level of growth of capital.

Large Cap Value offers five classes of shares: Common Class shares, Advisor Class shares, Class A shares, Class B shares and Class C shares. Small Cap Core offers four classes of shares: Common Class shares, Class A shares, Class B shares and Class C shares. Effective December 12, 2001, Large Cap Value closed the Common Class to new investments, except for reinvestment of dividends. Large Cap Value's Common Class shareholders as of the close of business on December 12, 2001 may continue to hold Common Class shares but may not add to their accounts. Although no further shares can be purchased, Large Cap Value's shareholders can redeem their Common Class shares through any available method. The Small Cap Core's Common Class shares are closed to new investors, with certain exceptions as set forth in the prospectus. Each class of shares in each Fund represents an equal pro rata interest in each Fund, except that they bear different expenses, which reflect the difference in the range of services provided to them. Class A shares of each Fund are sold subject to a front-end sales charge of up to 5.75%. Class B shares of each Fund are sold subject to a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class C shares of each Fund are sold subject to a contingent deferred sales charge of 1.00% if redeemed within the first year of purchase.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid

Credit Suisse Funds
Notes to Financial Statements (continued)
April 30, 2008 (unaudited)

Note 2. Significant Accounting Policies

quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Funds' Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Funds may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class-specific and vary by class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value

Credit Suisse Funds
Notes to Financial Statements (continued)
April 30, 2008 (unaudited)

Note 2. Significant Accounting Policies

of outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid quarterly by Large Cap Value and at least annually by Small Cap Core. Distributions of net realized capital gains, if any, are declared and paid at least annually by the Funds. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Funds, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Funds' custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Funds in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of

Credit Suisse Funds
Notes to Financial Statements (continued)
April 30, 2008 (unaudited)

Note 2. Significant Accounting Policies

investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Funds' securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Funds to act as the Funds' securities lending agent. The Funds' securities lending arrangement provides that the Funds and SSB will share the net income earned from securities lending activities. During the six months ended April 30, 2008, total earnings from the Funds' investment in cash collateral received in connection with Large Cap Value and Small Cap Core's security lending arrangements were $550,103, and $939,475, respectively, of which $449,161, and $656,347, respectively, were rebated to borrowers (brokers). The Funds retained $80,708, and $226,635, in income, respectively, from the cash collateral investment and SSB, as lending agent, was paid $20,234, and $56,493, respectively. The Funds may also be entitled to certain minimum amounts of income from their securities lending activities. Securities lending income is accrued as earned.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser to each Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from Large Cap Value at an annual rate of 0.50% and for Small Cap Core, the lower of 0.70% or the following tiered fee:

Fund	Annual Rate
Small Cap Core	0.875% of first $100 million of average daily net assets
0.75% of next $100 million of average daily net assets
0.625% of average daily net assets over $200 million

For the six months ended April 30, 2008, investment advisory fees earned for each Fund were as follows:

Fund	Investment Advisory Fee
Large Cap Value	$629,003
Small Cap Core	661,535

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Funds. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of each Fund's average daily net assets. For the

Credit Suisse Funds
Notes to Financial Statements (continued)
April 30, 2008 (unaudited)

Note 3. Transactions with Affiliates and Related Parties

six months ended April 30, 2008, co-administrative services fees earned by CSAMSI were as follows:

Fund	Co-Administration Fee
Large Cap Value	$113,221
Small Cap Core	85,055

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the six months ended April 30, 2008, co-administrative services fees earned by SSB (including out-of-pocket fees) were as follows:

Fund	Co-Administration Fee
Large Cap Value	$36,482
Small Cap Core	27,406

In addition to serving as each Fund's co-administrator, CSAMSI currently serves as distributor of each Fund's shares. Pursuant to distribution plans adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. This fee is calculated at an annual rate of 0.25% of the average daily net assets of the Common Class of Small Cap Core and Class A shares of each Fund. Advisor Class shares of Large Cap Value may pay this fee at an annual rate not to exceed 0.75% of such class' average daily net assets; such fee is currently calculated at the annual rate of 0.50% of the average daily net assets of such class. For the Class B and Class C shares, the fee is calculated at annual rate of 1.00% of the average daily net assets of such classes.

Certain brokers, dealers and financial representatives provide transfer agent related services to the Funds, and receive compensation from Credit Suisse. Credit Suisse is then reimbursed by the Funds. For the six months ended April 30, 2008, the Small Cap Core Fund reimbursed Credit Suisse $30,848, which is included in the Fund's transfer agent expense.

For the six months ended April 30, 2008, CSAMSI and its affiliates advised the Funds that they retained the following amounts from commissions earned on the sale of the Funds' Class A shares:

Fund	Amount
Large Cap Value	$1,062
Small Cap Core	1,174

Credit Suisse Funds
Notes to Financial Statements (continued)
April 30, 2008 (unaudited)

Note 3. Transactions with Affiliates and Related Parties

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Funds to provide certain financial printing and fulfillment services. For the six months ended April 30, 2008, Merrill was paid for its services by the Funds as follows:

Fund	Amount
Large Cap Value	$11,627
Small Cap Core	11,909

Note 4. Line of Credit

The Funds, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participate in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. Effective June 2008, Deutsche Bank, A.G. will no longer serve as administrative agent and syndication agent to the credit facility. At April 30, 2008, the Funds had no borrowings under the Credit Facility. During the six months ended April 30, 2008, Small Cap Core had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate%	Maximum Daily Loan Outstanding
$7,035,000	4.775%	$14,176,000

Note 5. Purchases and Sales of Securities

For the six months ended April 30, 2008, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
Large Cap Value	$142,490,302	$169,438,589
Small Cap Core	158,942,868	213,046,795

Credit Suisse Funds
Notes to Financial Statements (continued)
April 30, 2008 (unaudited)

Note 5. Purchases and Sales of Securities

At April 30, 2008, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were as follows:

Fund	Identified Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Large Cap Value	$244,640,676	$35,343,528	$(16,645,088)	$18,698,440
Small Cap Core	199,663,449	20,111,567	(15,296,245)	4,815,322

Note 6. Capital Share Transactions

Large Cap Value is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which an unlimited number of shares are classified as Common Class shares, Advisor Class shares, Class A shares, Class B shares and Class C shares. Small Cap Core is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which an unlimited number of shares are classified as Common Class shares, Class A shares, Class B shares and Class C shares. Transactions in capital shares of the Funds were as follows:

	Large Cap Value
	Common Class
	For the Six Months Ended April 30, 2008 (unaudited)		For the Year Ended October 31, 2007
	Shares	Value	Shares	Value
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	6,129	92,263	7,115	128,023
Shares redeemed	(4,338)	(66,016)	(4,740)	(88,143)
Net increase	1,791	$26,247	2,375	$39,880
	Advisor Class
	For the Six Months Ended April 30, 2008 (unaudited)		For the Year Ended October 31, 2007
	Shares	Value	Shares	Value
Shares sold	17,109	$243,535	50,447	$970,179
Shares issued in reinvestment of dividends and distributions	55,075	837,578	68,259	1,236,684
Shares redeemed	(85,516)	(1,284,202)	(110,959)	(2,099,396)
Net increase (decrease)	(13,332)	$(203,089)	7,747	$107,467

Credit Suisse Funds
Notes to Financial Statements (continued)
April 30, 2008 (unaudited)

Note 6. Capital Share Transactions

	Class A
	For the Six Months Ended April 30, 2008 (unaudited)		For the Year Ended October 31, 2007
	Shares	Value	Shares	Value
Shares sold	338,547	$5,081,626	1,006,054	$19,218,085
Shares issued in reinvestment of dividends and distributions	2,903,787	43,992,842	3,227,878	58,342,735
Shares redeemed	(1,744,875)	(26,182,077)	(3,578,078)	(69,028,836)
Net increase	1,497,459	$22,892,391	655,854	$8,531,984
	Class B
	For the Six Months Ended April 30, 2008 (unaudited)		For the Year Ended October 31, 2007
	Shares	Value	Shares	Value
Shares sold	21,443	$319,288	40,106	$734,562
Shares issued in reinvestment of dividends and distributions	76,063	1,127,288	121,867	2,156,976
Shares redeemed	(174,141)	(2,638,014)	(365,331)	(6,899,682)
Net decrease	(76,635)	$(1,191,438)	(203,358)	$(4,008,144)
	Class C
	For the Six Months Ended April 30, 2008 (unaudited)		For the Year Ended October 31, 2007
	Shares	Value	Shares	Value
Shares sold	4,505	$64,927	24,990	$471,776
Shares issued in reinvestment of dividends and distributions	18,954	278,410	25,751	452,717
Shares redeemed	(17,767)	(261,096)	(58,179)	(1,058,436)
Net increase (decrease)	5,692	$82,241	(7,438)	$(133,943)
	Small Cap Core
	Common Class
	For the Six Months Ended April 30, 2008 (unaudited)		For the Year Ended October 31, 2007
	Shares	Value	Shares	Value
Shares sold	92,551	$1,212,302	190,146	$4,167,929
Shares issued in reinvestment of dividends and distributions	1,445,424	18,631,516	527,601	11,174,389
Shares redeemed	(1,743,912)	(23,218,630)	(1,052,896)	(23,121,659)
Net decrease	(205,937)	$(3,374,812)	(335,149)	$(7,779,341)

Credit Suisse Funds
Notes to Financial Statements (continued)
April 30, 2008 (unaudited)

Note 6. Capital Share Transactions

	Class A
	For the Six Months Ended April 30, 2008 (unaudited)		For the Year Ended October 31, 2007
	Shares	Value	Shares	Value
Shares sold	478,121	$6,353,936	945,098	$20,834,263
Shares issued in reinvestment of dividends and distributions	3,984,894	51,963,012	1,599,148	34,047,203
Shares redeemed	(1,923,779)	(25,828,646)	(5,814,264)	(130,843,603)
Net increase (decrease)	2,539,236	$32,488,302	(3,270,018)	$(75,962,137)
	Class B
	For the Six Months Ended April 30, 2008 (unaudited)		For the Year Ended October 31, 2007
	Shares	Value	Shares	Value
Shares sold	27,041	$288,534	17,794	$342,299
Shares issued in reinvestment of dividends and distributions	273,541	2,894,059	94,639	1,783,036
Shares redeemed	(132,304)	(1,532,806)	(218,952)	(4,281,909)
Net increase (decrease)	168,278	$1,649,787	(106,519)	$(2,156,574)
	Class C
	For the Six Months Ended April 30, 2008 (unaudited)		For the Year Ended October 31, 2007
	Shares	Value	Shares	Value
Shares sold	90,919	$997,136	145,468	$2,820,936
Shares issued in reinvestment of dividends and distributions	449,314	4,708,809	78,687	1,473,837
Shares redeemed	(302,455)	(3,080,425)	(180,516)	(3,493,490)
Net increase	237,778	$2,625,520	43,639	$801,283

Small Cap Core imposes a 2% redemption fee on all classes of shares currently being offered that are purchased on or after March 1, 2007 and redeemed or exchanged within 30 days from the date of purchase. Reinvested dividends and distributions are not subject to the fee. The fee is charged based on the value of shares at redemption, is paid directly to the Fund and becomes part of the Fund's daily net asset value calculation. When shares are redeemed that are subject to the fee, reinvested dividends are redeemed first, followed by the shares held longest.

Credit Suisse Funds
Notes to Financial Statements (continued)
April 30, 2008 (unaudited)

Note 6. Capital Share Transactions

On April 30, 2008, the number of shareholders that held 5% or more of the outstanding shares of each class of the Funds were as follows:

Fund	Number of Shareholders	Approximate Percentage of Outstanding Shares
Large Cap Value
Common Class	4	72%
Advisor Class	2	98%
Class A	2	20%
Class B	1	10%
Class C	4	46%
Small Cap Core
Common Class	4	65%
Class A	1	5%
Class B	1	6%
Class C	1	8%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 8. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently

Credit Suisse Funds
Notes to Financial Statements (continued)
April 30, 2008 (unaudited)

Note 8. Recent Accounting Pronouncements

support the position's sustainability with a likelihood of more than 50 percent. During the period ended April 30, 2008, Management has adopted FIN 48. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required in subsequent reports.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management of the Funds does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

Credit Suisse Large Cap Value Fund
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Trustees, including the Independent Trustees, at a meeting held on November 13 and 14, 2007, considered the following factors with respect to the Credit Suisse Large Cap Value Fund (the "Fund"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 0.50% ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse").

Additionally, the Board received and considered information comparing the Fund's Contractual Advisory Fee and the Fund's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Fund Performance

The Board received and considered the performance results of the Fund over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Fund. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Large Cap Value Fund
Board Approval of Advisory Agreement (unaudited) (continued)

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Fund, including other relationships between the Fund on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Fund's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Fund. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Fund, administrative and brokerage relationships with affiliates of Credit Suisse and benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  The Contractual Advisory Fee was one of the lowest in the Fund's Expense Group and was considered reasonable.

Credit Suisse Large Cap Value Fund
Board Approval of Advisory Agreement (unaudited) (continued)

•  The Fund's performance was below most of its peers in the Performance Group and Performance Universe for the one- and two-year periods and above most of its peers in the Performance Group and Performance Universe for most of the longer-term periods. The Board noted that changes in the investment strategies and portfolio management had gone into effect on December 1, 2006 and that the Board would continue to monitor steps undertaken by Credit Suisse to improve performance.

•  Aside from performance (as described above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Fund by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Fund and Credit Suisse's ongoing commitment to the Fund, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Fund thereunder.

•  In light of the amount of the Contractual Advisory fee, the Fund's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Credit Suisse Small Cap Core Fund
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Trustees, including the Independent Trustees, at a meeting held on November 13 and 14, 2007, considered the following factors with respect to the Credit Suisse Small Cap Core Fund (the "Fund"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee that is assessed at the lower of (a) 0.70% of the Fund's average daily net assets or (b) 0.875% of its average daily net assets up to $100 million, 0.75% of its average daily net assets in excess of $100 million but less than $200 million and 0.625% of its average daily net assets over $200 million ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse").

Additionally, the Board received and considered information comparing the Fund's Contractual Advisory Fee and the Fund's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Credit Suisse Small Cap Core Fund
Board Approval of Advisory Agreement (unaudited) (continued)

Fund Performance

The Board received and considered the performance results of the Fund over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Fund. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Fund, including other relationships between the Fund on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. Accordingly, the Board considered whether the breakpoints in the Fund's advisory fee structure were appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Fund's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Fund. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Fund, administrative and brokerage relationships with affiliates of Credit Suisse and benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Credit Suisse Small Cap Core Fund
Board Approval of Advisory Agreement (unaudited) (continued)

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  The Contractual Advisory Fee was among the lowest in the Fund's expense group and the Board considered the fee to be reasonable.

•  The Fund's performance was below most of its peers in the Performance Group and Performance Universe for most of the periods reviewed. The Board noted that changes in the investment strategies and portfolio management of the Fund had gone into effect on December 1, 2006 and that it would continue to monitor steps undertaken by Credit Suisse to improve performance.

•  Aside from performance (as described above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Fund by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Fund and Credit Suisse's ongoing commitment to the Fund, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Fund thereunder.

•  In light of the amount of the Contractual Advisory Fee, the Fund's current fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Credit Suisse Funds
Privacy Policy Notice (unaudited)

Important Privacy Choices for Consumers

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

•  Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

•  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates.

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Note: This Notice is provided to clients and prospective clients of Credit Suisse Asset Management, LLC ("Credit Suisse"), and Credit Suisse Asset Management Securities, Inc., and shareholders and prospective shareholders in Credit Suisse sponsored and advised investment companies, including Credit Suisse Funds, and other consumers and customers, as applicable. This Notice is not intended to be incorporated in any offering materials but is merely a statement of our current Privacy Policy, and may be amended from time to time upon notice to you. This Notice is dated as of May 13, 2008.

Credit Suisse Funds
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how each Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that each Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-927-2874

•  On the Funds' website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

Each fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

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P.O. BOX 55030, BOSTON, MA 02205-5030

800-927-2874 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  USEQVAL-SAR-0408

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

This item is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

This item is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee recommends Board member candidates.  Shareholders of the registrant may also submit nominees that will be considered by the Committee.  Recommendations should be mailed to the registrant’s Secretary, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, NY 10010.  Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual; the class, series and number of shares of the registrant that are beneficially owned by such individual; the date such shares were acquired and the investment intent of such acquisition; whether such shareholder believes such individual is, or is not, an “interested person” of the registrant (as defined in the Investment Company Act of 1940) and information regarding such individual that is sufficient, in the Committee’s discretion, to make such determination; and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Securities Exchange Act of 1934.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE CAPITAL FUNDS

/s/George R. Hornig
Name:	George R. Hornig
Title:	Chief Executive Officer
Date:	July 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/George R. Hornig
Name:	George R. Hornig
Title:	Chief Executive Officer
Date:	July 8, 2008

/s/Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	July 8, 2008